                          LOAN AND SECURITY AGREEMENT


                             Dated: July 20, 1998


                                 by and among


                THE CHASE MANHATTAN BANK, THE BANK OF NEW YORK
                         AND FIRST UNION NATIONAL BANK


                                      and


                      THE CHASE MANHATTAN BANK, AS AGENT


                                      and


                         OPINION RESEARCH CORPORATION,
                          ORC INC., ORC PROTEL, INC.

LOAN AND SECURITY AGREEMENT (as the same may be amended from time to time as hereinafter permitted, the "Agreement"), dated July 20, 1998;

          BY AND AMONG THE CHASE MANHATTAN BANK, a New York banking institution, with a place of business at E. 36 Midland Avenue, Paramus, New Jersey 07652, hereinafter called "Chase", THE BANK OF NEW YORK, a New York banking institution, with a place of business at 385 Rifle Camp Road, West Paterson, New Jersey 07424, hereinafter called "BNY", and FIRST UNION NATIONAL BANK, a national banking association, with a place of business at 1339 Chestnut Street, Philadelphia, Pennsylvania 19101, hereinafter called "First Union" (First Union, together with Chase and BNY and any other lenders hereafter becoming a party, collectively, the "Banks", and individually as the context requires, a "Bank");

          CHASE, as agent for itself, BNY and First Union, hereinafter called "Agent"; and

          OPINION RESEARCH CORPORATION, a Delaware corporation, with its chief executive office at 23 Orchard Road, Skillman, New Jersey 08558, hereinafter called "Research", ORC INC., a Delaware corporation, with its principal office at 23 Orchard Road, Skillman, New Jersey 08558 ("ORC"), and ORC PROTEL, INC., a Delaware corporation with its principal office at 23 Orchard Road, Skillman, New Jersey 08558 ("ProTel"). Research, ORC and ProTel are hereinafter individually referred to as a "Borrower", and are hereinafter collectively referred to as the "Borrowers".

          This Agreement specifies the terms of (i) a revolving credit facility to be made by the Banks, severally as lenders in their Proportionate Shares, as defined herein, to the Borrowers in fluctuating amounts not to exceed the sum of NINETEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($19,500,000) and (ii) a term loan facility to be made by the Banks, severally as lenders in their Proportionate Shares, as defined herein, to the Borrowers in the amount of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) and further specifies the terms by which all Obligations, as defined herein, of the Borrowers to the Agent and the Banks are to be secured by all of the assets, tangible and intangible, of the Borrowers.

          NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

                                       I

                                  DEFINITIONS
                                  -----------


     1.1.  "ACCOUNT" OR "ACCOUNTS RECEIVABLE"
           ----------------------------------
     means, in addition to the definition of account as contained in the Uniform Commercial Code, the right of a Borrower to receive payment for goods sold or leased or for services rendered which are not evidenced by an instrument or chattel paper, whether or not it has been earned by performance.

     1.2.  "ACCOUNT DEBTOR"
           ----------------
     means, in addition to the definition of account debtor as contained in the Uniform Commercial Code, the person or persons obligated to a Borrower on an Account, or who is represented by a Borrower to be so obligated.

     1.3.  "ADJUSTED LIBOR RATE"
           ---------------------
     means, for each Interest Period, an interest rate per annum equal to the product of (a) the Eurodollar Rate in effect for such Interest Period and (b) Eurodollar Reserves, if any, imposed upon the entity which is the Agent.

     1.4.  "ADJUSTED LIBOR RATE ADVANCE(S)"
           --------------------------------
     means all Revolving Credit Advances which bear interest based upon the Adjusted LIBOR Rate and the Applicable Eurodollar Margin.

     1.5.  "ADJUSTED LIBOR RATE LOAN(S)"
           -----------------------------
     means all Adjusted LIBOR Rate Advances and the portion of the Term Loans which bears interest based upon the Adjusted LIBOR Rate plus the Applicable Eurodollar Margin.

     1.6.  "ADVANCE(S)"
           ------------
     means an amount loaned by the Banks, severally as lenders, to the Borrowers under the Revolving Credit Facility.

     1.7.  "AFFILIATE(S)"
           --------------
     means any Person which, directly owns or controls, on an aggregate basis, including all beneficial ownership and ownership or control as a trustee, guardian or other fiduciary, at least fifteen percent (15%) of the outstanding equity interests of a Borrower or any Subsidiary, or is controlled by or is under common control with a Borrower or any such Person, or any Subsidiary. For the purpose of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

     1.8.   "AGENT"
            --------
     has the meaning ascribed to such term on the first page hereof.

     1.9.  "AGENT FEE"
           -----------
     means an annual payment (in such amounts as agreed to by the Borrowers and the Agent), payable in accordance with Section 2.7(C) hereof, on the Closing Date and on each annual anniversary date thereafter, by the Borrowers to the Agent.

     1.10.  "AGREEMENT"
            -----------
     has the meaning ascribed to such term on the first page hereof.

     1.11.  "APPLICABLE BASE RATE MARGIN"
            -----------------------------
     means at all times -0-%.

     1.12.  "APPLICABLE EURODOLLAR MARGIN"
            ------------------------------
     means (i) for any calculation of interest payable in respect of the period from and including the Initial Borrowing Date to but excluding the first Start Date (as defined below) to occur after the Initial Borrowing Date, shall mean
(x) in the case of Revolving Credit Advances, 2.25% and (y) in the case of Term Loans, 2.25%, and (ii) from and after the first day of an Applicable Pricing Period (the "Start Date") (commencing with the first Start Date to occur after the Initial Borrowing Date) to and including the last day of such Applicable Pricing Period (the "End Date"), shall mean the respective percentage per annum set forth in clause (A), (B) or (C) below if, but only if, as of the last day of the most recent fiscal quarter of the Borrowers ended immediately prior to such Start Date (the "Test Date") the condition in clause (A), (B) or (C) below is met:

            (A)(x) in the case of Revolving Loans, 2.50% and (y) in the case of Term Loans, 2.50% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be greater than 2.25:1.0; or

            (B)(x) in the case of Revolving Loans, 2.25% and (y) in the case of Term Loans, 2.25% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 2.25:1.0 but greater than 1.75:1.0; or

            (C)(x) in the case of Revolving Loans, 2.00% and (y) in the case of Term Loans, 2.00% if, but only if, as of the Test Date for such Start Date, the Leverage Ratio for the Test Period ended on such Test Date shall be equal to or less than 1.75:1.0.
Notwithstanding anything to the contrary contained above in this definition the Applicable Eurodollar Margin shall be 2.50% at all times when (but subject to any grace period herein) financial statements have not been delivered when required pursuant to Section 5.1(A) hereof or 5.1(B) hereof, as the case may be.

     1.13.  "APPLICABLE PRICING PERIOD"
            ----------------------------
     means each period which shall commence on a date five Business Days after the date on which the financial statements are delivered pursuant to Section 5.1(A) hereof or 5.1(B) hereof, and which shall end on the earlier of (i) the date five Business Days after the date of actual delivery of the next financial statements pursuant to Section 5.1(A) hereof or 5.1(B) hereof and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 5.1(A) hereof or 5.1(B) hereof if such financial statements have not been delivered on or prior to such date.

     1.14.   "ASSIGNMENTS OF TRADEMARKS"
             ----------------------------
     means the one or more collateral assignments of trademarks executed by the Borrowers pursuant to which each assigns to the Agent, for the ratable benefit of the Banks, all of each such

Borrower's interest in the trademarks described therein, substantially in the form of EXHIBIT A attached hereto.

     1.15.  "BANK(S)"
            ---------
     has the meaning ascribed to such term on the first page hereof.

     1.16.  "BANK DEFAULT"
            --------------
          means (i) the refusal (which has not been retracted) or the failure of a Bank to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.5(c), or (ii) a Bank having notified in writing the Borrowers and/or the Agent that such Bank does not intend to comply with its obligations under Section 2.11, in the case of either clause (i) or
(ii) as a result of any takeover of control of such Bank by any regulatory authority or agency.

     1.17.  "BASE RATE"
            -----------
     means the higher of (i) the rate of interest publicly announced by Chase from time to time as its base rate in effect from time to time at its principal office in New York City, which does not reflect the rate of interest charged to any particular class of borrowers, such rate to change automatically as of the date Chase changes such base rate without notice to the Borrowers, and (ii) the Federal Funds Rate plus fifty (50) basis points. The Base Rate is not tied to any external index or rate.

     1.18.  "BASE RATE ADVANCE(S)"
            ----------------------
     means all Revolving Credit Advances which bear interest based upon the Base Rate and the Applicable Base Rate Margin.

     1.19.  "BASE RATE LOAN(S)"
            -------------------
     means Base Rate Advances and the portion of the Term Loans which bears interest based upon the Base Rate and the Applicable Base Rate Margin.

     1.20.  "BORROWER" OR "BORROWERS"
            --------------------------
     means the parties identified on the first page hereof as the Borrowers, it being the intent of this Agreement that each shall be considered as a Borrower regardless of which receives the proceeds of the loans, advances or financial accommodations hereunder and regardless of which is the source of the Collateral hereunder and that each of the Borrowers shall be jointly and severally liable for all of the Obligations.

     1.21.  "BORROWING"
            -----------
     means (i) the borrowing of one Type of Credit Facility of a single Tranche from all Banks having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) and having in the case of Adjusted LIBOR Rate Loans the same Interest Period and (ii) the issuance of any Letter of Credit.

     1.22.  "BORROWING DATE"
            -----------------
     means the Business Day on which a Borrowing is to be made.

     1.23.  "BORROWING REQUEST"
            -------------------
     means a certificate, substantially in the form of EXHIBIT B attached hereto, executed from time to time by the Borrowers.

     1.24.  "BUSINESS DAY"
            --------------
     means (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City, New York a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Adjusted LIBOR Rate Loans, any day which is a Business Day described in clause
(i) above and which is also a day for trading by and between banks in the London interbank Eurodollar market.

     1.25.  "CALCULATION PERIOD"
            --------------------
     means the period of four consecutive fiscal quarters of the Borrowers and Subsidiaries last ended before the date of the respective Permitted Acquisition which requires calculations to be made on a Pro Forma Basis.
                                            --- -----

     1.26.  "CAPITAL EXPENDITURES"
            ----------------------
     means, for any period, the aggregate of all expenditures by any Person during that period for any fixed assets, improvements, or replacements, substitutions or additions thereto that have a useful life of more than one (1) year including, without limitation, the direct or indirect acquisition of such assets by way of increased product charges, offset items or otherwise.

     1.27.  "CAPITAL LEASE(S)"
            ------------------
     as applied to any Person, means any lease of any property (excluding real property) by that Person as lessee which would, in conformity with GAAP be required to be accounted for as a capital lease on the balance sheet of that Person.

     1.28.  "CERCLA"
            --------
     has the meaning provided in the definition of Environmental Laws.

     1.29.  "CHANGE IN CONTROL"
            -------------------
     means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Research; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Research by Persons who were neither (i) nominated by the board of directors of Research nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of Research by any Person or group. Notwithstanding the foregoing, a change of stock ownership of Research which results in any of Michael Cooper, Goldman Sachs & Co., Groover, McBain or Canfield Associates or any Affiliate thereof thereafter owning more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Research (and provided Research thereafter continues to be publicly traded) shall not be a Change in Control.

     1.30.  "CHATTEL PAPER"
            ---------------
     means, in addition to the definition of chattel paper as contained in the Uniform Commercial Code, a writing or writings which evidence both a money obligation and a security interest in, or a lease of, specific Goods. When a transaction is evidenced both by such a security agreement or a lease and by an Instrument or series of Instruments, the group of writings taken together constitutes Chattel Paper.

     1.31.  "CLOSING DATE"
            --------------
     means the date of this Agreement.

     1.32.  "COLLATERAL"
            ------------
     means all of those present or future assets located in the United States, real or personal, of the Borrowers and/or any other Obligor in which a security interest in or lien on is granted to the Agent for the ratable benefit of the Banks hereunder or contemplated hereby, or under any other present or future agreement by a Borrower or such other Obligor in favor of the Agent for the ratable benefit of the Banks.

     1.33.  "COMMITMENT(S)"
            ---------------
     means, collectively, the Revolving Loan Commitment and the Term Loan Commitment.

     1.34.  "CONSOLIDATED CAPITALIZATION"
            -----------------------------
     means, at any date, the sum of the Borrowers' and Subsidiaries' (i) Funded Debt plus (ii) Consolidated Net Worth.

     1.35.  "CONSOLIDATED CURRENT ASSETS"
            -----------------------------
     means, at any time, the consolidated current assets of the Borrowers and Subsidiaries at such time.

     1.36.  "CONSOLIDATED CURRENT LIABILITIES"
            ----------------------------------
     means, at any time, the consolidated current liabilities of the Borrowers and Subsidiaries at such time, but excluding the current portion of and accrued but unpaid interest on any Indebtedness under this Agreement and any other long-term Indebtedness which could otherwise be included therein.

     1.37.  "CONSOLIDATED EBIT"
            -------------------
     means, for any period, Consolidated Net Income before Consolidated Interest Expense and before provision for taxes for such period and without giving effect
(w) to any extraordinary
gains or losses, (x) to any gains or losses from sales of assets other than from sales of inventory sold in the ordinary course of business and (y) to any expenses related to or incurred by the Borrowers in connection with any Permitted Acquisition, provided, however, that with respect to any Permitted Acquisition for the Calculation Period following such acquisition Consolidated EBIT shall include results of operations of the company or assets so acquired, which amounts shall be determined on a Pro Forma Basis.
                                       --- -----

     1.38.  "CONSOLIDATED EBITDA"
            ---------------------
     means, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization and depreciation expense of the Borrowers and Subsidiaries that was deducted in arriving at Consolidated EBIT for such period.

     1.39.  "CONSOLIDATED INTEREST EXPENSE"
            -------------------------------
     means, for any period, the total consolidated interest expense of the Borrowers and Subsidiaries for such period plus, without duplication, that portion of Capital Lease obligations of the Borrowers and Subsidiaries representing the interest factor for such period.

     1.40.  "CONSOLIDATED NET INCOME"
            -------------------------
     means, for any Person and period, the net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis (after deduction for minority interests) in accordance with GAAP, provided that in determining Consolidated Net Income of the Borrowers, the net income (or loss) of any other Person which is not a Subsidiary or is accounted for by the Borrowers by the equity method of accounting shall be included only to the extent of the payment of dividends or distributions by such other Person to the Borrowers or a Subsidiary during such period.

     1.41.  "CONSOLIDATED NET WORTH"
            ------------------------
     means, at any date, the amount by which consolidated Total Assets of the Borrowers and Subsidiaries exceed consolidated Total Liabilities of the Borrowers and Subsidiaries.

     1.42.  "CONTINGENT OBLIGATIONS"
            ------------------------
     means, as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (D) for the obligations of a limited liability company in which such Person is a member, or (E) otherwise to assure or hold harmless the beneficiary of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligations shall not include the endorsement of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Agent in good faith.

     1.43.  "CONTROL"
            ---------
     means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling"
                                                                  -----------
and "Controlled" have meanings correlative thereto.
     ----------

     1.44.  "CREDIT FACILITIES"
            -------------------
     means, collectively, the Revolving Credit Facility and the Term Loans.

     1.45.  "DEFAULT"
            ---------
     means an event of the nature specified in Article VII hereof and which, with the giving of notice or passage of time, or both, would become an Event of Default.

     1.46.  "DEFAULT RATE"
            --------------
     means a rate of two percent (2%) in excess of the interest rate then in effect from time to time.

     1.47.  "DOCUMENT(S)"
            -------------
     has the meaning set forth in the Uniform Commercial Code for such term.

     1.48.  "EARN OUTS"
            -----------
     means the maximum amounts which the Borrowers or Subsidiaries (or any of them) are or hereafter may be potentially liable for payment pursuant to documentation entered into in connection with previous and future acquisitions.

     1.49.  "ELIGIBLE TRANSFEREE"
            ---------------------
     means and includes a commercial bank, insurance company, financial institution, fund or other Person which regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person which would constitute a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, as in effect on the Closing Date or other "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended).

     1.50.  "END DATE"
            ----------
     has the meaning provided in the definition of Applicable Eurodollar Margin.

     1.51.  "ENVIRONMENTAL CLAIMS"
            ----------------------
     means and any all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment due to the presence of Hazardous Materials.

     1.52.  "ENVIRONMENTAL LAWS"
            --------------------
     means (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq. ("CERCLA"), as amended by the Superfund Amendment and Reauthorization Act of 1986; (B) the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. 6901 et seq.; (C)
                                                                  -- ---
the New Jersey Spill Compensation and Control Act, as amended, N.J.S.A. 58:10-23.11b et seq.; (D) the New Jersey Industrial Site
       -- ---

Recovery Act, formerly known as the Environmental Cleanup Responsibility Act, as amended, N.J.S.A. 13:1K-6 et seq.; (E) the New Jersey Underground Storage of
                          -- ---
Hazardous Substances Act, N.J.S.A. 58:10A-21 et seq.; (F) the New Jersey Solid
                                             -- ---
Waste Management Act, as amended, N.J.S.A. 13:1E-1 et seq.; (G) the New Jersey
                                                   -- ---
Water Pollution Control Act, as amended, N.J.S.A. 58:10A-1 et seq.; and  (H)
                                                           -- ---
any and all laws, regulations and executive orders, federal, state and local, pertaining to environmental matters, as the same may be amended or supplemented from time to time.

     1.53.  "EQUIPMENT"
            -----------
     means, in addition to the definition of equipment contained in the Uniform Commercial Code, machinery and equipment of every kind, nature and description, including but not limited to trailers and the like, handling and delivery equipment, cranes and hoisting equipment, fixtures, office machines and furniture, whether affixed to realty or not.

     1.54.  "ERISA"
            -------
     means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.55.  "EURODOLLAR RATE"
            -----------------
     means, with respect to each Interest Period for an Adjusted LIBOR Rate Loan, (i) the arithmetic average (rounded to the nearest 1/16 of 1%) of the offered quotation to first-class banks in the London interbank Eurodollar market by the entity which is the Agent for U.S. dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Adjusted LIBOR Rate Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Adjusted LIBOR Rate Loan, determined as of 11:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) the Eurodollar Reserve.

     1.56.  "EURODOLLAR RESERVE"
            --------------------
     means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the applicable statutory reserve requirements for the entity which is the Agent (without duplication, but including, without limitation, basic, supplemental, marginal and emergency reserves), from time to time in effect under Regulation D of the Board of Governors of the Federal Reserve System (or any successor) with respect to eurocurrency funding currently referred to as "Eurocurrency liabilities" in such Regulation D.

     1.57.  [INTENTIONALLY OMITTED]

     1.58.  "EVENT OF DEFAULT"
            ------------------
     means an event of the nature specified in Article VII hereof.

     1.59.  "FEDERAL FUNDS RATE"
            --------------------
     means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by the Agent.

     1.60.  "FIXED CHARGE COVERAGE RATIO"
            -----------------------------
     means, the ratio of (i) for the applicable Test Period Consolidated EBITDA minus Capital Expenditures to (ii) the sum of Consolidated Interest Expense for such Test Period plus payments of principal on Indebtedness of the Borrowers and Subsidiaries due within the next twelve (12) months.

     1.61.  "FIXED CHARGE COVERAGE RATIO (EARN OUTS)"
            -----------------------------------------
     means, the ratio of (i) for the applicable Test Period, Consolidated EBITDA to (ii) the sum of Consolidated Interest Expense for such Test Period plus payments of principal on Indebtedness of the Borrowers and Subsidiaries due within the next twelve (12) months plus Earn Out payments due within the next twelve (12) months.

     1.62.  "FRONTING FEE(S)"
            -----------------
     means the fees payable by the Borrowers to the Issuing Bank, for its own account, as defined in Section 2.7(D)(i) hereof.

     1.63.  "FUNDED DEBT"
            -------------
     means, at any date, without duplication the aggregate consolidated (i) principal amount of Borrowers' and all Subsidiaries' Indebtedness for borrowed money, including all Revolving Credit Advances outstanding, (ii) payment obligations of the Borrowers and all Subsidiaries under Capital Leases and (iii) guaranty obligations of all Borrowers and Subsidiaries of such Indebtedness for borrowed money or payment obligations under Capital Leases, all determined in accordance with GAAP on a consolidated basis.

     1.64.  "GAAP"
            ------
     means generally accepted accounting principles in the United States of America consistently applied, as in effect on the Closing Date.

     1.65.  "GENERAL INTANGIBLES"
            ---------------------
     means, in addition to the definition of general intangibles as contained in the Uniform Commercial Code, all rights of a Borrower to property, choses in action and other rights of a Borrower not otherwise specifically included elsewhere in this Agreement, further including but not limited to all present and future trademarks, goodwill symbolized by any trademarks, trade names, service marks, copyrights and patents, and all rights under license agreements for the use of same, and all rights of a Borrower under any and all leases of property, both real and personal.

     1.66.  "GOODS"
            -------
     means, in addition to the definition of goods as contained in the Uniform Commercial Code, all articles of tangible personal property, sold, supplied, leased or otherwise disposed of.

     1.67.  "GOVERNMENTAL BODY"
            -------------------
     means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any court or arbitrator.

     1.68.  "HAZARDOUS MATERIALS"
            ---------------------
     means (a) any petroleum or petroleum products, radiologically contaminated materials, asbestos in any form that is friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of

"hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the release of which is prohibited, limited or regulated by any governmental authority.

     1.69.  "INDEBTEDNESS"
            --------------
     means, as to any Person, at a particular time, all items which, in accordance with GAAP, would be classified as liabilities on a balance sheet of such Person as at such time and which constitute, without duplication, (A) indebtedness for borrowed money or the deferred purchase price of property (other than credit extended to such Person for the purchase of goods in the ordinary course of business to the extent the same would otherwise constitute Indebtedness), (B) indebtedness evidenced by notes, bonds, debentures or similar instruments, (C) obligations under leases which, in accordance with GAAP, are required to be capitalized on a balance sheet, (D) obligations under conditional sales or other title retention agreements, (E) indebtedness arising in respect of letters of credit (both documentary and standby) and under acceptance facilities and the face amount of all letters of credit issued for the account or upon the application of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts, (F) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like nonconsensual liens arising in the ordinary course of business to the extent such liens are Permitted Encumbrances) and liens for taxes, assessments or similar charges incurred in the ordinary course of business to the extent such liens are Permitted Encumbrances, (G) mandatory obligations of such Person to redeem or purchase stock or to purchase or repay Indebtedness, (H) Contingent Obligations of such Person in respect of any of the foregoing, (I) all obligations under any Interest Rate Protection Agreement, (J) all Earn Outs, and
(K) all obligations of such Person as a general partner of or in respect of any partnership.

     1.70.  "INDEMNIFIED PARTIES"
            ---------------------
     has the meaning ascribed to such term in Section 10.15 hereof.

     1.71.  "INITIAL BORROWING DATE"
            ------------------------
     means the date occurring on or after the Closing Date on which the initial Borrowing under any of the Credit Facilities occurs.

     1.72.  "INSTRUMENT"
            ------------
     means, in addition to the definition of instrument as contained in the Uniform Commercial Code, a negotiable instrument or a security, or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of the type which is, in the ordinary course of business, transferred by delivery with any necessary endorsement or assignment.

     1.73.  "INTEREST PERIOD"
            -----------------
     means, as to all Adjusted LIBOR Rate Loans, the period commencing on the Borrowing Date and ending on the numerically corresponding day (or if there is no numerically corresponding day, the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, as selected by the Borrowers in a Borrowing Request or notice of a conversion to an Adjusted LIBOR Rate Loan , and thereafter, the period commencing on the last day of the first preceding Interest Period and ending on the numerically corresponding day (or if there is no numerically corresponding day, the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, as selected by the Borrowers in a notice of continuance of an Adjusted LIBOR Rate Loan; provided, however, that if any Interest Period would end on a day which
      --------  -------
shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such Business Day would fall in the next succeeding calendar month in which case such Interest Period shall end on the first preceding Business Day and provided, further, that notwithstanding
                                 --------  -------
anything to the contrary, (i) no Interest Period shall extend beyond the Revolving Credit Maturity Date (as to Revolving Credit Advances which are Adjusted LIBOR Rate Advances) or the Term Loan Maturity Date (as to portions of the Term Loans which are Adjusted LIBO Rate Loans) and (ii) in all cases, no Interest Period shall extend beyond any date on which principal is to be paid for that portion of principal being paid on such date.

     1.74.  "INTEREST RATE PROTECTION AGREEMENT(S)"
            ---------------------------------------
     means any and all interest rate swap agreements, interest rate cap agreements, interest collar agreements, interest rate hedging agreements or other similar agreements or arrangements (including, without limitation, foreign currency hedging contracts and the existing "collar" agreement with First Union), in each case entered into with a Bank.

     1.75.  "INVENTORY"
            -----------
     means, in addition to the definition of inventory as contained in the Uniform Commercial Code, all Goods held by a Borrower for resale or lease or furnished or to be furnished under contracts of service, and shall include raw materials, goods and work in process and finished goods, and all goods returned by or reclaimed from customers.

     1.76.  "INVESTMENT OBLIGATIONS"
            ------------------------
     means any of the following made or acquired prior to, or which making or acquisition will not cause, a Default or Event of Default: (A) Obligations of or guaranteed by the United States of America; (B) Obligations issued or guaranteed by any instrumentality or agency of the United States of America, whether now existing or hereafter organized; (C) Obligations issued or guaranteed by any state of the United States or the District of Columbia; and
(D) Interest-bearing accounts, certificates of deposit, bankers acceptances or commercial paper of any of the Banks.

     1.77.  "ISSUING BANK"
            --------------
     means The Chase Manhattan Bank and any other Bank which at the request of the Borrowers and with the consent of the Agent agrees, in such Bank's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2.3 hereof. The sole Issuing Bank on the Closing Date is The Chase Manhattan Bank and First Union as to the Existing Letter of Credit.

     1.78.  "LANDLORD AND WAREHOUSEMEN WAIVERS"
            -----------------------------------
     means, collectively, the landlord/warehousemen consent and waiver agreements, substantially in the form of EXHIBIT C attached hereto and executed by the owners of the Premises.

     1.79.  "L/C SUPPORTABLE OBLIGATIONS"
            -----------------------------
     means obligations of the Borrowers acceptable to the Required Banks.

     1.80.  "L/C PARTICIPANT"
            -----------------
     has the meaning provided in Section 2.5 hereof.

     1.81.  "LETTER(S) OF CREDIT"
            ---------------------
     has the meaning provided in Section 2.3 hereof

     1.82.  "LETTER OF CREDIT FEES"
            -----------------------
     means the fees referred to in Section 2.7(D) hereof.

     1.83.  "LETTER OF CREDIT OUTSTANDINGS"
            -------------------------------
     means, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

     1.84.  "LETTER OF CREDIT REQUEST"
            --------------------------
     has the meaning provided in Section 2.4 hereof.

     1.85.  "LEVERAGE RATIO"
            ----------------
     means, at any time, the ratio of (x) Funded Debt at such time to (y) Consolidated EBITDA for the then most recently ended Test Period.

     1.86.   "LIEN"
             ------
     means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement, or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing) and the filing of any financing statement under the Uniform Commercial Code (or comparable law) of any jurisdiction to evidence any of the foregoing.

     1.87.  "LOAN DOCUMENTS"
            ----------------
     means this Agreement, the Notes, the Pledge Agreement(s), the Assignments of Trademarks, any letter of credit reimbursement agreement, and other documents executed and delivered to the Agent and/or any of the Banks by the Borrowers and/or any other Obligor hereunder, and any amendments, renewals, modifications or supplements thereto, or substitutions therefor (exclusive of any Interest Rate Protection Agreements).

     1.88.  "MATERIAL ADVERSE CHANGE"
            -------------------------
     means, as to a Person, a material adverse change in the financial condition, operations, business, or property of such Person. In determining whether any individual event results in a Material Adverse Change, notwithstanding that such event does not of itself have such an effect, a Material Adverse Change shall be deemed to have occurred if the cumulative effect of such event and all other then existing events result in a Material Adverse Change.

     1.89.  "MATERIAL ADVERSE EFFECT"
            -------------------------
     means, as to a Person, a material adverse effect on the financial condition, operations, business, or property of such Person. In determining whether any individual event results in a Material Adverse Effect, notwithstanding that such event does not of itself have such an effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events result in a Material Adverse Effect.

     1.90.  "MAXIMUM AMOUNT"
            ----------------
     means $19,500,000 as such amount may be reduced pursuant to Section 2.1(G) hereof.

     1.91.  "NOTES"
            -------
     means, collectively, the Revolving Notes and the Term Notes.

     1.92.  "OBLIGATION" OR "OBLIGATIONS"
            -----------------------------
     means any and all loans, advances and other financial accommodations made by any of the Banks on and after the date of this Agreement to or for the account of the Borrowers pursuant to or under this Agreement (including without limitation, the Revolving Credit Advances, the Term Loans, the Letters of Credit and Interest Rate Protection Agreements) and the other Loan Documents, including without limitation, any and all interest, commissions, obligations, liabilities, Indebtedness, charges and expenses, direct or indirect, primary, secondary, contingent, joint or several, which are due or to become due under this Agreement (including without limitation, the Revolving Credit Advances, the Term Loans, the Letters of Credit and Interest Rate Protection Agreements) and the other Loan Documents and the amount due or to become due upon any notes, reimbursement agreements or other obligations given to, or received by, the Agent and/or all of the Banks in connection with this Agreement (including without limitation, the Revolving Credit Advances, the Term Loans, the Letters of Credit and Interest Rate Protection Agreements) and the other Loan Documents or on account of any of the foregoing and the performance and fulfillment by the Borrowers of all the terms, conditions, promises, covenants and provisions contained in the Loan Documents, or in any future agreement or instrument among the Borrowers and the Agent and all of the Banks in connection with any of the Loan Documents.

     1.93.  "OBLIGOR(S)"
            ------------
     means the Borrowers and any other party now or hereafter liable for the Obligations under the Loan Documents.

     1.94.  "PBGC"
            ------
     means the Pension Benefit Guaranty Corporation or any successor thereto.

     1.95.  "PERMITTED ACQUISITIONS"
            ------------------------
     means the acquisition by a Borrower of all or substantially all of the capital stock, securities or assets of any Person in any transaction or series of related transactions provided that (i) at the time of such acquisition, no Default or Event of Default has occurred or after giving effect to such acquisition would occur; (ii) such Person, at the time of such acquisition, engages in an industry substantially similar to the industry in which Research or any of its Affiliates engages on the date hereof; (iii) the acquired Person (if a domestic Person) joins in the terms of this Agreement and becomes a Borrower hereunder (pursuant to documents in form and substance satisfactory to the Required Banks) and that any assets so acquired (including all capital stock of a domestic Person and 65% of the capital stock of a foreign Person) become part of the Collateral; (iv) at the time of such acquisition, Borrowers shall have provided to the Agent and the Banks financial projections (certified by Research's chief financial officer), for the twelve (12) month period immediately subsequent to such acquisition, which projections shall show that after giving effect to such acquisition, Borrowers shall be in compliance with all the financial covenants and other provisions of this Agreement; (v) if the aggregate consideration to be paid by all Borrowers for any such acquisition (including, without limitation, by payment in cash, Earn Outs, issuance of capital stock, issuance of subordinated debt or assumption of Indebtedness) shall exceed $7,500,000 (for a domestic acquisition) or $5,000,000 (for a foreign acquisition), the prior consent of the Required Banks shall have been obtained; (vi) all acquisition candidates must have positive earnings before interest and taxes over the twelve (12) month period ending with the most recently ended calendar quarter (except if the most recently ended quarter ended within thirty (30) days of the proposed acquisition, then for the twelve (12) month period ending with the preceding quarter) such acquisition as evidenced by audited (if available), reviewed (if available) or management prepared (in all other cases) financial statements or such other reports or information satisfactory to the Required Banks, in any case prepared in accordance with GAAP; (vii) the proposed acquisition may not be "contested" by any Person;
(viii) the proposed acquisition documents (including, without limitation, the stock or asset purchase agreement) shall have been provided to the Agent and the Banks at least fourteen (14) days prior to the date of the proposed consummation thereof; and (ix) as to acquisitions not requiring the prior approval of the Required Banks as described in clause (v) above, the Agent and the Banks shall have been provided at least fourteen (14) days prior the date of the proposed acquisition consolidated and consolidating financials of the Borrowers prepared on a Pro Forma Basis taking into account the proposed acquisition (certified as
     --- -----
to accuracy by Research by a certificate signed on Research's behalf by its chief financial officer) and a covenant compliance certificate. No Permitted Acquisition shall include the purchase of real estate without the prior written consent of the Required Banks.

     1.96.  "PERMITTED ENCUMBRANCES"
            ------------------------
     means (A) Liens for taxes, assessments or governmental charges or levies on property of a Borrower if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being diligently contested in good faith and by appropriate proceedings and against which a Borrower has established adequate reserves in accordance with GAAP, (B) Liens imposed by law, such as carriers', warehousemen's and mechanics' Liens, and Liens incurred in connection with construction or other similar Liens arising in the ordinary course of business provided the same are not at the time due and payable, (C) Liens arising out of pledges or deposits under workmen's compensation law, unemployment insurance, old age pension or other social security or retirement benefit or similar legislation, (D) Liens in favor of the Agent for the ratable benefit of the Banks and (E) purchase money Liens and Capital Leases arising in connection with purchase money Indebtedness permitted under Section 1.92 (ii) hereof provided such Liens and Capital Leases only attach to the item so purchased and the proceeds thereof and secure only the purchase price thereof.

     1.97.  "PERMITTED INDEBTEDNESS"
            ------------------------
     means (i) Indebtedness to the Agent and the Banks, (ii) purchase money indebtedness and Capital Leases with respect to the purchase or capital lease by the Borrowers of equipment and/or machinery to be used in connection with their businesses, up to an aggregate amount of $1,500,000 per year; (iii) Permitted Intercompany Loans; (iv) obligations arising under Interest Rate Protection Agreements; and (v) the Earn Outs.

     1.98.  "PERMITTED INTERCOMPANY LOANS"
            ------------------------------
     means loans made from time to time by Research to the other Borrowers for working capital purposes. In the event any such Permitted Intercompany Loan exceeds $100,000, such loan shall be evidenced by a promissory note which shall be pledged and delivered (with any necessary endorsement) to the Agent for the benefit of the Banks.

     1.99.  "PERMITTED OFFICER LOANS"
            -------------------------
     means loans to officers of the Borrowers in an amount not to exceed $1,000,000 outstanding at any one time.

     1.100.  "PERSON"
              ------

     means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof). Without limitation, the term "Person" shall include the Borrowers.

     1.101.  "PLAN"
              ----
     means an employee benefit plan or other plan maintained for employees of a Borrower and covered by Title IV of ERISA.

     1.102.  "PLEDGE AGREEMENT(S)"
              -------------------

     means, collectively, the one or more agreements executed by Research, ORC and ORC Holdings, Ltd., respectively, in favor of the Agent pursuant to which there is pledged to the Agent for the ratable benefit of the Banks 100% of the issued and outstanding shares of stock of all domestic Subsidiaries of each Borrower and 65% of the issued and outstanding shares of stock of any foreign Subsidiaries of any Borrower or Subsidiary, substantially in the form of EXHIBITS D, E and F attached hereto.

     1.103.  "PREMISES"
              --------
     means all of the sites where any Collateral provided for hereunder may be located, including, without limitation, the locations described on SCHEDULE
1.103 hereto.

     1.104.  "PRO FORMA BASIS"
              ---------------

     means, with respect to any Permitted Acquisition, the calculation of the consolidated results of the Borrowers and Subsidiaries otherwise determined in accordance with this

Agreement as if the respective Permitted Acquisition (and all Indebtedness incurred to finance such Permitted Acquisition and all other Permitted Acquisitions, effected during the respective Calculation Period or thereafter and on or prior to the date of determination) (each such date, a "Determination Date") had been effected on the first day of the respective Calculation Period; provided that all such calculations shall be made on a basis consistent with the requirements of Regulations S-X under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and shall take into account the following assumptions:

          (i) interest expense attributable to interest on any Indebtedness (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation (taking into account any Interest Rate Protection Agreement applicable to such Indebtedness if such Interest Rate Protection Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire period; and

          (ii) pro forma effect shall be given to all Permitted Acquisitions (by
               --- -----
excluding or including, as the case may be, the historical financial results for the respective properties) that occur during such Calculation Period or thereafter and on or prior to the Determination Date (including any Indebtedness assumed or acquired in connection therewith) as if they had occurred on the first day of such Calculation Period, in each case to the extent that the occurrence of any such event required the financial covenants contained in
Section 6.2 hereof to be recalculated on a Pro Forma Basis.
                                           --- -----


     1.105.  "PROPORTIONATE SHARE"
              --------------------

     means (i) thirty seven and one half percent (37.5%) in the case of Chase;
(ii) thirty one and one quarter percent

(31.25%) in the case of BNY; and (iii) thirty one and one quarter percent (31.25%) in the case of First Union; as such percentages may change from time to time and as same may be adjusted as described in Section 9.1 hereof.

     1.106.  "REPAYMENT INDEMNITY"
              --------------------

     means any amounts required to compensate the Agent and/or any Bank for any losses which it incurs as calculated below as a result of (i) repayments of Adjusted LIBOR Rate Loans (including repayments on account of illegality as set forth in Section 2.1(K) hereof), (ii) a conversion from or into an Adjusted LIBOR Rate Loan, in each case described in clauses (i) and (ii) hereof on other than the last day of an Interest Period and (iii) a failure to borrow, continue or convert on the date set forth in a Borrowing Request as to an Adjusted LIBOR Rate Loan (the events described in clauses (ii) and (iii) hereof, being "Other Indemnity Events"). The amount of such loss shall be calculated by multiplying the principal amount of the repayment or prepayment or the amount which is the subject of an Other Indemnity Event by the per annum rate (expressed as a decimal and based on a 360-day year and actual days elapsed) (the "Indemnity Rate"), determined by subtracting (A) the highest asked yield most recently published in The Wall Street Journal as of the date of repayment or prepayment
             -----------------------
or Other Indemnity Event for U.S. Treasury securities having a term approximating the weighted average of the terms of each Advance or portion thereof being repaid or prepaid or the amount which is the subject of an Other Indemnity Event (the "Average Term", said average to be determined by reference to the period, for each Advance, commencing on the date of the repayment or prepayment or Other Indemnity Event and ending on the end of the then current Interest Period or the Interest Period which would have been in effect for an Other Indemnity Event) from (B) the rate of interest applicable to the principal amount being repaid or prepaid or the amount which is the subject of an Other

Indemnity Event, said Repayment Indemnity to accrue for a period from and including the date of the repayment or prepayment or Other Indemnity Event to, but excluding, the date of expiration of the Average Term, as if such term commenced on the date of repayment or prepayment or Other Indemnity Event; provided that no Repayment Indemnity shall be payable unless the foregoing calculation of the Indemnity Rate produces a positive number. The Borrowers agree that the Repayment Indemnity has been freely bargained between the parties to provide the Agent and the Banks with compensation for the costs of reinvesting the Credit Facility proceeds and the loss of the contracted-for return on the Credit Facilities and such Repayment Indemnity is reasonable and constitutes a means of providing the Agent and the Banks with a substitute or alternate source of cash flow if any Adjusted LIBOR Rate Loan is repaid, prepaid or converted or if there is a failure to borrow, continue or convert as set forth above. The Agent's reasonable determination of the Repayment Indemnity shall be conclusive and binding in the absence of manifest error. The amount payable as determined above shall be in addition to any amounts payable under any other Section or Paragraph of this Agreement.

     1.107.  "REPORTABLE EVENT"
              -----------------

     has the meaning assigned to such term in Title IV of ERISA, or regulations issued thereunder, other than a Reportable Event not subject to the provision for a thirty (30) day notice to the PBGC under such regulations.

     1.108.  "REQUIRED BANKS"
              ---------------

     means the Banks as to which a Bank Default does not exist the sum of whose outstanding Term Loans and Revolving Credit Commitments (or if the Revolving Credit Commitments are terminated, the sum of whose outstanding Revolving Credit Advances and the Proportionate

Shares of Letter of Credit Outstandings) represent an amount greater than 66 2/3% (or 100% if only two (2) institutions remain as Banks hereunder) of the sum of all outstanding Term Loans and Revolving Credit Commitments (or if the Revolving Credit Commitments are terminated, the sum of all outstanding Revolving Credit Advances and Letter of Credit Outstandings).

     1.109.  "REVOLVING CREDIT ADVANCE(S)"
              ---------------------------

     means an amount loaned by the Banks, severally as lenders, to the Borrowers under the Revolving Credit Facility, the proceeds of which are to be used by the Borrowers for working capital, general corporate purposes and Permitted Acquisitions.

     1.110.  "REVOLVING CREDIT COMMITMENT"
              ---------------------------
     means, for each Bank, such Bank's Proportionate Share of the commitment herein to extend the Revolving Credit Facility.

     1.111.  "REVOLVING CREDIT FACILITY"
              --------------------------

     means the revolving credit facility in the maximum principal amount of NINETEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($19,500,000) made available severally by the Banks in their Proportionate Shares pursuant to Sections 2.1 hereof and 2.3 hereof as Revolving Credit Advances and Letters of Credit and evidenced by the Revolving Notes.

     1.112.  "REVOLVING CREDIT FACILITY MATURITY DATE"
              ----------------------------------------
     means July 20, 2001.

     1.113.  "REVOLVING NOTES"
              ---------------

     means the revolving notes executed and delivered by the Borrowers evidencing the Revolving Credit Facility and payable to the order of each of the Banks, substantially in the form of EXHIBIT G attached hereto.

     1.114.  "STANDBY FEE(S)"
              --------------
     means the fees payable by the Borrowers to the Issuing Bank, for the ratable benefit of the Banks, as defined in Section 2.7(D)(i) hereof.

     1.115.  "STATED AMOUNT"
              -------------

     means, at any time, the maximum amount available to be drawn under any Letter of Credit (in each case determined without regard to whether any conditions to drawing could then be met).

     1.116.  "SUBSIDIARY"
              ----------

     means any corporation, limited liability company, partnership (general or limited) or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interest having ordinary voting power to elect a majority of the board of directors or other governing body of such entity (irrespective of whether, at the time, stock or other ownership interest of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by a Borrower or one or more Subsidiaries.

     1.117.  "TERM LOANS"
              ----------

     means the term loans in the maximum principal amount of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) made available by the Banks in their Proportionate Shares and Evidenced by the Term Notes.

     1.118.  "TERM LOAN COMMITMENT"
              --------------------
     means, for each Bank, such Bank's Proportionate Share of the Term Loans.

     1.119.  "TERM LOAN MATURITY DATE"
              -----------------------
     means July 20, 2003.

     1.120.  "TERM NOTES"
              ----------
     means the term notes executed and delivered by the Borrowers evidencing the Term Loans and payable to order of each Bank, substantially in the form of EXHIBIT H attached hereto.

     1.121.  "TEST DATE"
              ----------
     has the meaning provided in the definition of Applicable Eurodollar Margin.

     1.122.  "TEST PERIOD"
              -----------
     means, for any date, the period of four consecutive fiscal quarters of the Borrowers then last ended (in each case taken as one accounting period).

     1.123.  "TOTAL ASSETS"
              -------------
     means, at any date, the amount shown on the books and records of a Person, determined in accordance with GAAP, of all property, both real and personal, of a Person.

     1.124.  "TOTAL LIABILITIES"
              -----------------
     means, at any date, the amount of all liabilities which, in accordance with GAAP should be included in determining total liabilities as shown on a liability side of a balance sheet of a Person at such date.

     1.125.  "TRANCHE"
              -------

     means the respective facility and commitments utilized in making Credit Facilities hereunder, with there being two separate Tranches, i.e., the Term
                                                              ----
Loans and the Revolving Credit Facility.

     1.126.  "TYPE"
              ----

     means the type of Revolving Credit Advances or Term Loans determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan
                                                  ----
or an Adjusted LIBOR Rate Loan.

     1.127.  "UNIFORM COMMERCIAL CODE"
              -----------------------
     means the Uniform Commercial Code as adopted and in effect under the laws of the State of New Jersey.

     1.128.  INTERPRETATION AND CONSTRUCTION
             -------------------------------

             (a) The terms "hereby," "hereof," "hereto," "herein," "hereunder" and any similar terms, as used in this Agreement, refer to this Agreement in its entirety and not any particular Article, section or paragraph, and the term "hereafter" means after, and the term "heretofore" means before, the date of delivery of this Agreement;

             (b) Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number and vice versa.

             (c) All accounting terms used herein and not otherwise defined shall be defined in accordance with GAAP.

                                      II

                               CREDIT FACILITIES
                               -----------------

2.1.  THE REVOLVING CREDIT FACILITY AND LETTERS OF CREDIT
      ---------------------------------------------------

          (A) Availability.  Subject to the terms and conditions hereinafter set
              ------------
forth, and provided that no Default or Event of Default shall have occurred and be continuing or would result from the making of any Revolving Credit Advance, from time to time, the Banks shall extend credit to the Borrowers by, severally making Revolving Credit Advances under the Revolving Credit Facility in their respective Proportionate Shares. Each Revolving Credit Advance under this Section 2.1 shall be in an amount of not less than $100,000 or any multiple thereof (as to Base Rate Advances) and not less than $500,000 or any multiple of $100,000 thereafter (as to Adjusted LIBOR Rate Advances). Research alone may request all Revolving Credit Advances on behalf of itself and all other Borrowers and Research's request shall be binding on all other Borrowers. Notwithstanding the foregoing, at no time may the total outstanding principal amount of Revolving Credit Advances and the amount of Letter of Credit Outstandings exceed the Maximum Amount. In the event at any time the total outstanding principal amount of Revolving Credit Advances and the amount of Letter of Credit Outstandings exceeds the Maximum Amount, the Borrowers shall immediately pay any such excess to the Agent for the ratable benefit of the Banks.

          (B) Revolving Credit Advances.  Until the Revolving Credit Maturity
              -------------------------
Date and subject to the terms hereof and provided that no Default or Event of Default shall have occurred and be continuing or would result from any Revolving Credit Advance, the Banks shall from time to time make Revolving Credit Advances to the Borrowers under the Revolving Credit Facility and the Borrowers may borrow, repay and reborrow such amounts on the terms and conditions hereinafter set forth. Each Revolving Credit Advance shall be made ratably by each Bank in its Proportionate Share and no Bank shall have any obligation to fund an amount in excess of its Proportionate Share of the Revolving Credit Advance amount requested.

          (C) Requests for Revolving Credit Advances.  The Borrowers shall
              --------------------------------------
provide the Agent with oral notice by no later than 10:00 a.m. on the requested Borrowing Date with respect to any requested Base Rate Advance, and three (3) Business Days' oral notice prior to the requested Borrowing Date with respect to any requested Adjusted LIBOR Rate Advance, specifying (A) the Borrowing Date and amount, (B) whether the Revolving Credit Advance is to be an Adjusted LIBOR Rate Advance or a Base Rate Advance, and, if an Adjusted LIBOR Rate Advance, the Interest Period, and (C) if the Revolving Credit Advance is for a Permitted Acquisition, evidence satisfactory to the Agent that all conditions thereto have been satisfied, which oral notice shall be promptly confirmed in writing by the Borrowers by the submission to the Agent of a Borrowing Request (provided, however, the Agent may rely and act upon telephonic notice whether or not such written notice is ultimately received). Each Revolving Credit Advance shall be made by the Agent depositing the amount of such Revolving Credit Advance in an account of the Borrowers maintained at the Agent or in such other reasonable manner as the Borrowers may request, on or after 2:00 P.M. (New York time) on the Borrowing Date; provided, however, that (i) in no event shall the Agent have
                    --------  -------
any obligation to deposit an amount in excess of the amount actually received from the Banks and (ii) prior to the disbursement by the Banks of any Revolving Credit Advance, all of the conditions precedent to such Revolving Credit Advance shall have been met or satisfied. Each Revolving Credit Advance shall be made by each Bank by transferring its Proportionate Share of the amount of such Revolving Credit Advance directly to the Agent. Not more than five (5) Revolving Credit Advances based upon the Adjusted LIBOR Rate may be outstanding at any one time.

          (D) Agent's Notice to Banks.  Not later than 11:00 a.m. on the
              -----------------------
requested Borrowing Date (as to Base Rate Advances) or three (3) Business Days prior to the requested Borrowing Date (as to Adjusted LIBOR Rate Advances) specified in the borrowing request for a

Revolving Credit Advance, the Agent shall give each Bank telephonic notice, confirmed by electronic transmission (including facsimile), of: (i) the requested Borrowing Date of such Revolving Credit Advance; (ii) such Bank's Proportionate Share of such Revolving Credit Advance; and (iii) the account at the Agent to which such Advance is to be deposited. By wire transfer, direct deposit or other similar means commenced no later than 2:00 p.m. (Eastern time) on the Borrowing Date specified in each borrowing request and provided all conditions set forth in Section 2.13 hereof have been satisfied, each Bank will make available its Proportionate Share of the Revolving Credit Advance requested to be made on such Borrowing Date in immediately available funds in the account designated by the Agent.

          (E) Interest on and Conversions/Continuations of Revolving Credit
              -------------------------------------------------------------
              Advances.
              --------

Interest on the unpaid principal amount of the Revolving Credit Advances shall be payable to the Agent for the ratable benefit of the Banks, in arrears, (i) as to Base Rate Advance, quarterly on the first Business Day of each quarter during the term of this Agreement commencing in September, 1998 and on the first Business Day of each December, March, June and September thereafter, and (ii) as to Adjusted LIBOR Rate Advances, on the last day of each Interest Period (except as to an Interest Period of six (6) months, in which case interest shall be payable at the end of each three (3) month period thereof); and (iii) as to all Advances, on the day all principal is due. Interest shall be computed on the actual number of days elapsed over a year of 360 days at a per annum rate of interest selected by the Borrowers of (x) the Base Rate, changing when and as the Base Rate changes, plus the Applicable Base Rate Margin or (y) the Adjusted LIBOR Rate for the applicable Interest Period plus the Applicable Eurodollar Margin. The Borrowers' notice to the Agent and the Banks of the applicable interest rate shall be provided by the submission to the Agent (which shall promptly notify the Banks) of a Borrowing Request, (i) as to Adjusted LIBOR Rate Advances which are to be continued as such for the next Interest Period, not less than three (3) Business Days prior to the end of the then pending Interest Period, or (ii) as to Base Rate Advances which are to be converted to Adjusted LIBOR Rate Advances, not less than three (3) Business Days prior to the requested date of conversion, or (iii) as to Adjusted LIBOR Rate Advances which are to be converted to Base Rate Advances, one (1) Business Day prior to the end of the then pending Interest Period. Each Borrowing Request shall include the requested Interest Period, if applicable. Conversions to Adjusted LIBOR Rate Advances shall only be made (a) on a Business Day and (b) if no Default or Event of Default has occurred and is continuing. Conversions from Adjusted LIBOR Rate Advances to Base Rate Advances shall only be made on the last day of the Interest Period applicable to such Adjusted LIBOR Rate Advances. If no notice is provided by the Borrowers as to any Adjusted LIBOR Rate Advance prior to the end of the then pending Interest Period, such Revolving Credit Advance shall, at the end of such Interest Period, automatically become a Base Rate Advance.


          (F) Amortization/Optional Prepayments of Revolving Credit Advances.
              --------------------------------------------------------------

               (i)  Amortization. The aggregate outstanding principal amount of
                    ------------
the Revolving Credit Advances shall be evidenced by the Revolving Notes. Provided no Event of Default has occurred, principal on the Revolving Credit Advances shall be payable on the Revolving Credit Facility Maturity Date.

               (ii) Optional Prepayments. The Borrowers shall have the option to
                    --------------------
prepay the principal amount of the Revolving Notes upon three (3) Business Days' prior notice for Adjusted LIBOR Rate Advances and upon one (1) Business Day's prior notice for Base Rate

Advances; provided, however, that such prepayments shall be in amounts of at least $500,000 (or, if less, the entire outstanding principal balance thereof) and, with respect to Adjusted LIBOR Rate Advances, shall be made only on the last day of the relevant Interest Period unless accompanied by the Repayment Indemnity. All amounts prepaid must be received by the Agent in immediately available funds, before 1:00 p.m., then prevailing New York time, to be applied towards payment of the Revolving Credit Advances on the Business Day received. Amounts received thereafter shall be applied towards repayment of the Revolving Credit Advances on the next Business Day. No such prepayment shall in any way alter or suspend any obligations of the Borrowers under the terms of this Agreement and the other Loan Documents, and the Borrowers shall continue to perform and be responsible for the performance of all terms and provisions of this Agreement and the other Loan Documents. Prepayments shall be applied in the following order: (i) Base Rate Advances and then (ii) Adjusted LIBOR Rate Advances. In the event the Borrowers for any reason (including acceleration) repay any Adjusted LIBOR Rate Advance on the day which is not the end of the relevant Interest Period, the Borrowers shall pay to the Agent the Repayment Indemnity with respect to such prepayment.


          (G) Voluntary Termination or Reduction of Revolving Credit
              ------------------------------------------------------
              Commitments.
              -----------

Upon at least one (1) Business Day's prior written notice to the Agent and the Banks, the Borrowers shall have the right, at any time or from time to time, without premium or penalty, to terminate the Revolving Credit Commitments, in whole or in part in integral multiples of $500,000 in the case of partial reductions of the unutilized Revolving Credit Commitments, provided that each
                                                           --------
such reduction shall apply proportionately to permanently reduce the

Revolving Credit Commitment of each Bank with such a Commitment and shall be accompanied by any unpaid commitment fee as described in Section 2.7(A) hereof.

     2.2.  THE TERM LOANS
           --------------

          (A)  Availability.  The Banks agree, severally, on the terms and
               ------------
conditions hereinafter set forth to make the Term Loans in their Proportionate Shares on the Closing Date. No Bank shall have any obligation to fund an amount in excess of its Proportionate Share of the Term Loans. The Term Loans shall be evidenced by the Term Notes.

          (B)  Interest. Each Term Loan shall bear interest, at one of the rates
               --------
set forth below, selected by the Borrowers in a Borrowing Request, on the daily unpaid balance, which interest shall be payable quarterly as to Term Loans which are Base Rate Loans at the times principal is payable or, as to Term Loans which are Adjusted LIBOR Rate Loans, at end of each Interest Period (except as to an Interest Period of six (6) months, in which case interest shall be payable at the end of each three (3) month period). The per annum interest rate on each Term Loan shall be equal to (a) the Base Rate plus the Applicable Base Rate
                                              ----
Margin, or (b) the Adjusted LIBOR Rate for the applicable Interest Period plus
                                                                          ----
the Applicable Eurodollar Margin. The Borrowing Request (which shall be made by Research on behalf of the other Borrowers) shall designate the applicable interest rate and Interest Period (if any), and amount of the Term Loans (which shall be not less than $500,000 or multiples thereof) which shall bear interest at the rates selected. A Borrowing Request (i) as to Term Loans which are Adjusted LIBOR Rate Loans which are to be continued as such for the next Interest Period or as to Term Loans which are Base Rate Loans which are to be converted to Adjusted LIBOR Rate Loans, shall be provided to the Agent not less than three (3) Business Days prior to the requested date of continuation or conversion and (ii) as to Adjusted LIBOR Rate Loans which are to be converted to Base Rate Loans, not less than one (1) Business Day prior to the end of the then pending Interest Period. Conversions to Adjusted LIBOR Rate Loans shall only be made (a) on a Business Day and (b) if no Default or Event of Default has occurred and is continuing. Conversions from Adjusted LIBOR Rate Loans to Base Rate Loans shall only be made on the last day of the Interest Period applicable to such Adjusted LIBOR Rate Loans. If no notice is provided by the Borrowers as to any Term Loan which is an Adjusted LIBOR Rate Loan prior to the end of the then pending Interest Period, such Term Loan shall, at the end of such Interest Period, automatically become a Base Rate Loan. No more than five (5) Term Loans bearing interest based upon the Adjusted LIBOR Rate may be outstanding at any one time. All interest computation on the Term Loans shall be on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

          (C) Amortization.  The principal balance of the Term Loans shall be
              ------------
payable in consecutive equal quarterly installments of principal, commencing on the first Business Day of September, 1998 and continuing on the first Business Day of December, March, June and September thereafter until the Term Loan Maturity Date, each such installment being equal to 1/20th of the original principal balance of the Term Loans and being sufficient to fully amortize the Term Loans by the Term Loan Maturity Date. Any remaining outstanding principal balances of Term Loans shall be payable in full on the Term Loan Maturity Date.

          (D) Optional Prepayments.  The Borrowers  may, upon not less than one
              --------------------
(1) Business Day's prior written notice to the Agent, prepay the outstanding principal amount of any Term Loan, in whole or in part, with accrued interest to the date of such prepayment on the amount prepaid; provided, that any prepayment as to portions of the Term Loans which are Adjusted LIBOR Rate Loans made other than at the end of an Interest Period shall be accompanied by the Repayment Indemnity and each partial prepayment shall be in a principal amount of not less than $500,000 (or such lesser amount as shall be the remaining outstanding principal balance on such Term Loans) and such prepayments shall be applied to principal installments in the inverse order of their maturities. Any amounts so prepaid may not be reborrowed.

          (E) Place and Manner of Payment.  All amounts of principal and
              ---------------------------
interest repaid under the Term Loans must be received by the Agent in immediately available funds, before 1:00 p.m., then prevailing New York time, to be applied towards payment of the Term Loans on the Business Day received. Amounts received thereafter shall be applied towards repayment of the Term Loans on the next Business Day.

     2.3.  LETTERS OF CREDIT
           ----------------

           I.  Issuances of Letters of Credit. (a) Subject to and upon the terms
               ------------------------------
and conditions set forth herein, the Borrowers may request that any Issuing Bank issue, at any time and from time to time on and after the Closing Date and prior to the tenth day prior to the Revolving Credit Facility Maturity Date, for the account of the Borrowers and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the Borrowers, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a "Letter of Credit") in support of such L/C Supportable Obligations. All Letters of Credit shall be denominated in Dollars.

           (b) Subject to and upon the terms and conditions set forth herein, each Issuing Bank hereby agrees that it will, at any time and from time to time on and after the Closing Date and prior to the tenth day prior to the Revolving Credit Facility Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrowers, one or more Letters of Credit in support of such L/C Supportable Obligations of the Borrower or any Subsidiaries as are permitted to remain outstanding without giving rise to a Default or an Event of Default, provided that the respective Issuing Bank shall
                                --------
be under no obligation to issue any Letter of Credit if at the time of such issuance:

           (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank reasonably and in good faith deems material to it; or

          (ii) such Issuing Bank shall have received notice from the Required Banks prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.4(b) hereof and the matters identified in such notice have not previously been waived or cured.

     II.  Maximum Letter of Credit Outstandings; Final Maturities.
          -------------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $2,000,000 or (y) when added to the aggregate principal amount of all Revolving Credit Advances then outstanding an amount equal to the Maximum Amount and (ii) each Letter of Credit shall by its terms terminate on or before the earlier of (A) the date which occurs one year after the date of the issuance thereof (although any such Letter of Credit may be extendible for successive periods of up to one year, but not beyond the tenth Business Day prior to the Revolving Credit Facility Maturity Date, on terms acceptable to the Issuing Bank thereof) and (B) the tenth Business Day prior to the Revolving Credit Facility Maturity Date.

     2.4.  LETTER OF CREDIT REQUESTS.
           -------------------------

     (a) Whenever the Borrowers desire that a Letter of Credit be issued for their account, the Borrowers shall give the Agent and the respective Issuing Bank at least two Business Days' (or such shorter period as is acceptable to the respective Issuing Bank) written notice thereof. Each notice shall be in the form of EXHIBIT A attached hereto (each a "Letter of Credit Request").

     (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrowers that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.3 II hereof. Unless the respective Issuing Bank has received notice from the Required Banks before it issues a Letter of Credit that one or more of the conditions specified in
Section 2.12 hereof are not satisfied on the Closing Date or Section 2.13 hereof are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.3 II hereof then, subject to the terms and conditions of this Agreement, such Issuing Bank shall issue the requested Letter of Credit for the account of the Borrowers in accordance with such Issuing Bank's usual and customary practices. Upon the issuance of or amendment or modification to a Letter of Credit, the respective Issuing Bank shall promptly notify the Borrowers, the Agent and the Banks of such issuance, amendment or modification and such notification shall be accompanied by a copy of the issued Letter of Credit or amendment or modification.

     2.5.  LETTER OF CREDIT PARTICIPANTS.
           -----------------------------

     (a) Immediately upon the issuance by the respective Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Bank with a Revolving Credit Commitment, other than such Issuing Bank (each such Bank, in its capacity under this Section 2.5, an "L/C Participant"), and each L/C Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such L/C Participant's Proportionate Share, in such Letter of Credit, each drawing or payment made thereunder and the obligations of the Borrowers under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Credit Commitments of the Banks pursuant to this Agreement, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.5 to reflect the new adjusted Proportionate Shares of the assignor and assignee Bank, as the case may be.

     (b) In determining whether to pay under any Letter of Credit, the respective Issuing Bank shall have no obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court competent jurisdiction, shall not create for such Issuing Bank any resulting liability to the Borrowers, any Bank or any other Person.

     (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrowers shall not have reimbursed such amount in full to such Issuing Bank pursuant to this Agreement, such Issuing Bank shall promptly notify the Agent, which shall promptly notify each L/C Participant of such failure, and each L/C Participant shall promptly and unconditionally pay to such Issuing Bank the amount of such L/C Participant's Proportionate Share of such unreimbursed payment in Dollars and in same day funds. If the Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any L/C Participant required to fund a payment under a Letter of Credit, such L/C Participant shall make available to such Issuing Bank in Dollars such L/C Participant's Proportionate Share of the amount of such payment on such Business Day in same day funds. If and to the extent such L/C Participant shall not have so made its Proportionate Share of the amount of such payment available to such Issuing Bank, such L/C Participant agrees to pay to such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Bank at the Federal Funds Rate. The failure of any L/C Participant to make available to such Issuing Bank its Proportionate Share of any payment under any Letter of Credit shall not relieve any other L/C Participant of its obligation hereunder to make available to such Issuing Bank its Proportionate Share of any Letter of Credit on the date required, as specified above, but no L/C Participant shall be responsible for the failure of any other L/C Participant to make available to such Issuing Bank such other L/C Participant's Proportionate Share of any such payment.

     (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the L/C Participants pursuant to clause (c) above, such Issuing Bank shall pay to each L/C Participant which has paid its Proportionate Share thereof, in Dollars and in same day funds, an amount equal to such L/C Participant's share (based upon the proportionate aggregate amount originally funded by such L/C Participant to the aggregate amount funded by all L/C Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

     (e) Upon the request of any L/C Participant, each Issuing Bank shall furnish to such L/C Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such L/C Participant.

     (f) The obligations of the L/C Participants to make payments to each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever (except as otherwise expressly provided in the last sentence of Section 2.3(b) hereof) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

          (ii) the existence of any claim, setoff, defense or other right which the Borrowers or any Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any L/C Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrowers or any Subsidiary and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

          (v)   the occurrence of any Default or Event of Default.

     2.6.  AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS.
           --------------------------------------------

     (a) The Borrowers hereby jointly and severally agree to reimburse the respective Issuing Bank, by making payment to the Agent in immediately available funds, for any payment or disbursement made by such Issuing Bank under any Letter of Credit issued by it (each such amount so paid until reimbursed, an "Unpaid Drawing"), immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 2:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by the Borrowers therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Base Rate Margin; provided, however, to the extent such amounts are not reimbursed prior to 2:00
--------  -------
p.m. (New York time) on the third Business Day following the receipt by the Borrowers of notice of such payment or disbursement or following the occurrence of a Default or an Event of Default under Article VII hereof, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Bank (and until reimbursed by the Borrowers) at the Default Rate, in each such case, with interest to be payable on demand. The respective Issuing Bank shall give the Borrowers prompt written notice of each drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair
--------
or diminish the Borrowers' obligations hereunder.

     (b) The obligations of the Borrowers under this Section 2.6 to reimburse the respective Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

          (ii) the existence of any claim, setoff, defense or other right which the Borrowers or any Subsidiary may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any L/C Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrowers or any Subsidiary and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; provided, however, that the Borrowers shall not be obligated to reimburse any Issuing Bank for any wrongful payment made by such Issuing Bank under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence, as determined by a court of competent jurisdiction, on the part of such Issuing Bank.

     2.7.  FEES
           ----

           (A) Revolving Credit Facility Commitment Fee.  The Borrowers agree to
               ----------------------------------------
pay to the Agent for the ratable benefit of the Banks a commitment fee, payable quarterly in arrears within ten (10) days after the last Business Day of each quarter (and upon reduction and/or termination of the Revolving Credit Commitments), equal to one quarter percent (1/4%) per annum of the actual average unused portion of the Revolving Credit Facility over the particular quarter.

           (B) Closing Fee.  On the Closing Date, the Borrowers shall pay to the
               -----------
Agent for the ratable benefit of the Banks a closing fee of $80,000.

           (C) Agent Fee.  Contemporaneous with the execution hereof and on each
               ---------
annual anniversary of the Closing Date, the Borrowers shall pay to the Agent, for its own account, the Agent Fee.

           (D) Fronting Fee(s); Standby Fee(s).  The Borrowers agree to pay (i)
               -------------------------------
to each Issuing Bank upon issuance or renewal, for its own account, a fronting fee in respect of each Letter of Credit issued by such Issuing Bank equal to 1/8 of one percent of the Stated Amount of such Letter of Credit (the "Fronting Fee"), and (ii) to the Agent (for the ratable benefit of the Banks) a standby fee (the "Standby Fee") for the period from and including the date of issuance or renewal of such Letter of Credit to and including the date of the termination of such Letter of Credit equal to the average daily Stated Amount of such Letter of Credit times the Applicable Eurodollar Margin. Accrued Standby Fees shall be due and payable quarterly in arrears on each date interest is payable and upon the first day after the termination of the Revolving Credit Commitments upon which no Letters of Credit remain outstanding.

          (E) Other Letter of Credit Fees.  The Borrowers agree to pay, upon
              ---------------------------
each drawing under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the customary scheduled administrative charge which the applicable Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit.

     2.8.  MANNER OF PAYMENT
           -----------------

           (A) Payments of (i) principal and interest to be made by the Borrowers with respect to the Notes and Letter of Credit Outstandings shall be made by the Borrowers to the Agent for the ratable benefit of the Banks in their respective Proportionate Shares at the Agent's address specified in Section
10.10 hereof, in immediately available funds in coin or currency of the United States of America. The Agent shall be entitled to charge any of the payments owing to the Agent or any of the Banks hereunder or under any other Loan Document to any account(s) of the Borrowers maintained at the Agent.

           (B) The Borrowers shall maintain a demand deposit account with the Agent at all times that this Agreement is in effect, and the Agent may (and the Borrowers authorize the Agent to) debit such deposit account of the Borrowers (maintained with the Agent) for any amount due and owing as payment under the Notes, hereunder or under any other Loan Document.

           (C) Unless the Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Banks hereunder that the Borrowers will not make such payment in full, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, but shall be under no obligation to, cause to be distributed to each Bank on such date an amount equal to the amount then due such Bank. If and to the extent that the Borrowers shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon at the Federal Funds Rate, for each day from the date such amount is distributed to such Bank until such Bank repays such amount to the Agent.

          (D) The Agent shall after receipt of any payment (including any repayment) relating to the payment of principal, interest, Letter of Credit Outstandings, Commitment Fees or any other amounts due with respect to the Obligations governed hereby, cause to be distributed in like funds to each Bank such Bank's Proportionate Share of such payment, such distribution to be made by the Agent (i) by 2:00 p.m. on the day such payment is made with respect to payments received on or before 11:00 a.m. on such date and (ii) on the next Business Day with respect to payments received after 11:00 a.m. on such date. Such payments shall be made at the office of the appropriate Bank specified by such Bank or at such other place as such Bank may from time to time designate in writing to the Agent. All payments on each Note shall be applied first to the payment of interest then due on the unpaid amount thereof, and thereafter to the payment and reduction of the unpaid principal amount thereof. In the event the Agent does not make timely payment as required hereby to any Bank, the Agent shall pay interest to such Bank at the Federal Funds Rate on such unpaid amount for each day such amount is unpaid until such amount is so paid to such Bank.

          (E) In the event any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any amounts owing to it in excess of its ratable share of payments on account of the Credit Facilities obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in their respective Proportionate Shares of the Credit Facilities owing to them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (a) the amount of such Bank's required payment to (b) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrowers agree that any Bank so purchasing a participation from another Bank pursuant hereto, to the fullest extent permitted by law and as provided herein, may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrowers in the amount of such participation.

     2.9.  DEFAULT RATE
           ------------

     From and after the occurrence and during the continuance of an Event of Default, all principal amounts outstanding under the Credit Facilities shall thereafter bear interest, payable on demand, at the Default Rate. It is expressly acknowledged and agreed by the Borrowers that the Default Rate is intended to compensate the Banks for costs and losses associated with Events of Default and is not a penalty.

     2.10. USE OF PROCEEDS
           ---------------

           (A) The Revolving Credit Facility shall be used by the Borrowers (i) for working capital, (ii) for general corporate purposes, (iii) for Letters of Credit, and (iv) for Permitted Acquisitions. (B) The proceeds of the Term Loans shall be used by the Borrowers to refinance existing indebtedness.

     2.11. FUNDING BY THE BANKS
           -------------------

           Non-Funding by a Bank.  In the event a Bank determines for any reason
           ---------------------
not to make all or a portion of its Proportionate Share of any Revolving Credit Advance available when requested, such Bank, not later than the close of business on the date of such borrowing, shall notify the Agent of such determination and the reasons therefor. The foregoing shall not be construed to relieve any Bank of its obligation to make any Revolving Credit Advance in accordance with and subject to the terms and conditions of this Agreement. Unless the Agent shall have been so notified by the non-funding Bank, the Agent may assume that such Bank has made its Proportionate Share of such Revolving Credit Advance available to the Agent in accordance with Section 2.1(C) hereof and the Agent may, in reliance upon such assumption, make available to the Borrowers on the date requested for such Revolving Credit Advance a corresponding amount. If and to the extent that a Bank, without so notifying the Agent, shall not have made its Proportionate Share of a Revolving Credit Advance available to the Agent, such Bank and the Borrowers agree to pay or repay respectively to the Agent forthwith on demand such corresponding amount together with interest thereon at the Federal Funds Rate, for each day from the date of such Revolving Credit Advance until such amount is paid or repaid to the Agent; provided, however, that in no event shall the Agent be entitled to recover more than such corresponding amount plus interest as described above.
If such Bank shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Bank's Proportionate Share of such Revolving Credit Advance for the purposes of this Agreement. The Agent shall provide notice to the Banks of a failure to fund by any Bank.

     2.12.  CONDITIONS TO INITIAL BORROWING
            -------------------------------
            The obligation of the Banks to execute this Agreement and to make the initial Borrowing hereunder is subject to the satisfaction of the following conditions precedent:

            (A) Documents. The Banks shall have received the duly executed Notes
                ---------
conforming to the requirements hereof, not less than four (4) copies of this Agreement, each duly executed by the Borrowers and all other Loan Documents executed on behalf of the Borrowers by their duly authorized officers.

            (B) Deliveries by the Borrowers.  The Borrowers shall have delivered
                ---------------------------
or caused to be delivered to the Banks or the Banks shall have received, the following items, which shall be in form and substance reasonably satisfactory to the Banks and their counsel:

               (i)  Legal Opinion of Counsel to the Borrowers.  Opinion of Wolf,
                    -----------------------------------------
Block, Schorr and Solis-Cohen LLP, counsel to the Borrowers, dated the date hereof and addressed to the Agent and the Banks.

               (ii) Corporate Proceedings. Resolutions of the boards of
                    ---------------------
directors and shareholders as to subsidiaries of Research of the Borrowers certified on the date hereof by the Secretaries of the Borrowers authorizing (a) the execution, delivery and performance of this Agreement and all of the other Loan Documents to which each is a party; (b) the consummation of the transactions contemplated hereby and thereby; and (c) the borrowings and other matters contemplated in the Loan Documents. Such certificates shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate and are in full force and effect as of the Closing Date.

               (iv)   Incumbency Certificate. Certificates of the Secretaries of
                      ----------------------
the Borrowers, dated the date hereof, as to the incumbency and signature of the officers executing each of the Loan Documents and any other document to be delivered pursuant to any of such documents, together with evidence of the incumbency of each such Secretary.

               (v)    Officer's Certificate. Certificates of the Borrowers
                      ---------------------
signed by their chief financial officers stating that to the best of his/her knowledge after diligent investigation: (a) as of the date hereof and giving effect to any Credit Facilities no Default or Event of Default exists; and (b) all of the Borrowers' representations and warranties contained in this Agreement and the other Loan Documents are presently true and correct in all material respects.

               (vi)   Consents, Licenses, Approvals, etc. Copies of all
                      ----------------------------------
consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement, the Notes and the other Loan Documents and all other consents, licenses and approvals necessary for the conduct by the Borrowers of their businesses and ownership of their assets, and such consents, licenses and approvals shall be in full force and effect and be reasonably satisfactory in form and substance to the Agent and its counsel.

               (vii)  Searches. Copies, in form and substance reasonably
                      --------
satisfactory to the Agent, of written or other advice relating to such corporate status, financing statement, bankruptcy, tax lien and judgment searches and patent and trademark searches as the Agent may reasonably require.

               (viii) UCC-1 Financing Statements.  Executed UCC-1 financing
                      --------------------------
statements as the Agent deems necessary for the perfection of the security interests granted under this Agreement and the other Loan Documents.

               (ix)    Pledged Shares. Share certificates and stock powers
                       --------------
executed in blank as to the shares of stock pledged pursuant to the Pledge Agreement.

               (x)     Landlord and Warehousemen Waivers.  Executed Landlord and
                       ---------------------------------
Warehousemen Waivers as to the premises listed on SCHEDULE 2.12(B)(X) to the extent same may be obtained by the Borrowers using commercially reasonable efforts.

               (xi)    Supporting Documents. On or before the date hereof, (a)
                       --------------------
copies of the Certificates of Incorporation of the Borrowers, certified by the Secretary of State of Delaware; (b) certificates of such Secretary of State (and of other States where the Borrowers are qualified to transact business), dated as of a recent date, as to the good standing of the Borrowers, and attaching the organizational documents of the Borrowers on file in the office of such Secretary of State; and (c) certificates of Secretaries of the Borrowers dated the Closing Date and certifying with respect to the Borrowers (I) that attached thereto is a true and complete copy of the By-laws of the Borrowers as in effect on the date of such certification, and (II) that the Certificate of Incorporation of the Borrowers has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (a) above.

               (xii)   Fees/Costs/Taxes. Payment by the Borrowers of (i) all of
                       ----------------
the reasonable fees and expenses of the Agent and the Banks' counsel which are occasioned in connection with the preparation of this Agreement, and all other Loan Documents and the closing of the transactions contemplated hereby and thereby, (ii) all filing, recording and any other fees and taxes, and (iii) the closing fee required by Section 2.7(B) hereof.

               (xiii)  Insurance. Evidence of the insurance required to be in
                       ---------
effect as set forth in this Agreement.

               (xiv)   Earn Out Agreements. True copies of all agreements
                       -------------------
relating to all Earn Outs.

               (xv)    Accountant's Reliance Letters. A reliance letter from the
                       -----------------------------
accountants for the Borrowers as to future financial statements of the Borrowers.

               (xvi)   Solvency.  Evidence of solvency of the Borrowers.
                       --------

               (xvii)  Agreements with Affiliates/Subsidiaries. Satisfactory
                       ---------------------------------------
review of all loans from and agreements with (including leases) between the Borrowers, Affiliates and Subsidiaries.

               (xviii) Financial Statements.  Audited consolidated financial
                       --------------------
statements of the Borrowers for the period ending December 31, 1997, together with the most recent management letter.

               (xix)   Release of Liens. Release of liens by all creditors of
                       ----------------
the Borrowers other than Permitted Encumbrances.

               (xx)    Other Documents. All other documents provided for herein
                       ---------------
or which the Agent and/or any Bank may reasonably request or require.

     2.13.  CONDITIONS TO ALL REVOLVING CREDIT ADVANCES AND ISSUANCES OF LETTERS
            --------------------------------------------------------------------
            OF CREDIT
            ---------

            The obligation of any Bank to make any Revolving Credit Advance or of any Issuing Bank to issue any Letter of Credit is subject to fulfillment of the following additional conditions precedent, to the reasonable satisfaction of the Banks and their counsel:

               (A) Representations and Warranties.  The representations and
                   ------------------------------
warranties made by the Borrowers herein and in each of the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith shall be correct in all material respects on and as of the date of such Revolving Credit Advance or issuance of such Letter of Credit, after giving effect to such Revolving Credit Advance or issuance of such Letter of Credit, as if made on and as of such date, except for (i) those representations and warranties which speak exclusively to a certain earlier date and (ii) changes in those representations and warranties resulting from changes in circumstances after the date hereof which do not violate this Agreement.

               (B) No Default.  No Event of Default or Default has arisen and is
                   ----------
continuing on the date such Revolving Credit Advance or issuance of such Letter of Credit is to be made, after giving effect to such Revolving Credit Advance or issuance of such Letter of Credit.

               (C) Litigation.  No suit, action, investigation, inquiry or other
                   ----------
proceeding by any governmental authority or other Person or any other legal or administrative proceeding shall be pending or threatened which (i) questions the validity or legality of the transactions contemplated by this Agreement or any other Loan Document, or (ii) seeks damages in connection therewith and which, in the reasonable judgment of the Agent or the Required Banks, (x) involves a significant risk of a preliminary or permanent injunction or other order by a state or federal court which would prevent, or require rescission of, the transactions contemplated by this Agreement, or (y) in the case of any action or proceeding which seeks monetary damages involves a significant risk of resulting in substantial financial liability to any of the Borrowers and/or the Agent or any of the Banks.

               (D) Material Adverse Change. No event shall have occurred since
                   -----------------------
the date of the most recent financial statements of Borrowers furnished to the Banks which resulted in a Material Adverse Change of any Borrower or had a Material Adverse Effect on any Borrower.

               (E) Revolving Credit Advances for Permitted Acquisitions.  As to
                   ----------------------------------------------------
Revolving Credit Advances being used to finance (in whole or in part) Permitted Acquisitions, the Agent shall have received such amendments to or additional Loan Documents as may be necessary to cause (i) the acquired entity to become a party to this Agreement and the other Loan Documents, (ii) the assets of the acquired entity (including shares of stock in all domestic entities and 65% of shares of stock of foreign entities) to become subject to the lien of the Agent (for the ratable benefit of the Banks) and (iii) there to be delivered to the Agent and the Banks such opinions of counsel, certificates and other documents as reasonably requested by the Agent and the Banks.

               (E) Legal Matters. All legal matters incident to the making of
                   -------------
such Revolving Credit Advance or issuance of such Letter of Credit shall be satisfactory to counsel to the Agent in the reasonable exercise of its judgment.

     2.14.  REGULATORY CAPITAL REQUIREMENTS
            -------------------------------

            If any law or regulation or the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof enacted or made after the date hereof, or compliance by the Agent or any of the Banks with any request or directive (whether or not having the force of law) of any such authority issued after the date hereof, results in any increases after the date hereof in any capital maintenance, capital ratio or similar requirement against loan commitments made by any of the Banks and the result thereof is to impose upon the Agent or any of the Banks or increase any capital requirement applicable to any of the Banks as a result of the making or maintenance of the revolving credit facility available or letters of credit hereunder (which imposition of or increase in capital requirement may be determined by such Bank's reasonable allocation of the aggregate of such capital impositions or increases) then, upon demand by such Bank (which shall be made by such Bank within 90 days of such Bank becoming aware of the circumstance which gives rise to the demand), the Borrowers shall within ten (10) days of such demand pay to such Bank from time to time as specified by such Bank an amount which shall be sufficient to compensate such Bank for such imposition of or increase in capital requirements together with interest on each such amount from the date demanded until payment in full thereof at the Base Rate. A certificate setting forth in reasonable detail the amount necessary to compensate such Bank as a result of an imposition of or increase in capital requirements submitted by such Bank to the Borrowers shall be conclusive, absent error or bad faith, as to the amount thereof.

     2.15.  EXCESS REVOLVING CREDIT ADVANCES
            --------------------------------

            In the event the Agent on behalf of the Banks or any of the Banks shall advance an amount in excess of the aggregate amount of all Revolving Credit Advances and/or Letter of Credit Outstandings permitted under this Agreement or if the Borrowers should directly or indirectly become indebted to the Banks in an amount which, together with all Revolving Credit Advances and/or Letter of Credit Outstandings pursuant to this Agreement, is in excess of the aggregate amount permitted under this Agreement, such Revolving Credit Advances, Letter of Credit Outstandings or such Indebtedness shall nevertheless be covered by the terms of this Agreement and such excess shall be immediately paid by the Borrowers to the Agent (for the account of the Banks).

     2.16.  REQUIREMENTS OF LAW
            -------------------

            If, after the date hereof, the adoption of or any change in any law, regulation, treaty, or directive or any change in the interpretation or application thereof or compliance by the Agent or any of the Banks with any request or directive (whether or not having the force of law) from any central bank or other governmental authority, agency or instrumentality:

            (A) does or shall subject the Agent or any of the Banks to any tax imposed by the United States or any State or municipality thereof of any kind whatsoever (except for taxes on income, net profits and/or gross receipts of the Agent or any Bank) with respect to this Agreement, any Revolving Credit Advances, the Term Loans or the Letters of Credit (or participations therein), or change the basis of taxation of payments to the Agent or any of the Banks of principal, commitment fee, interest or any other amount payable hereunder (except for changes in the rate of any income tax presently imposed on the Agent or any of the Banks); or

           (B) does or shall impose, modify, or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Agent or any of the Banks which are not otherwise included in the determination of the Adjusted LIBOR Rate or the issuance of Letters of Credit (or participations therein); or

           (C) has or would have the effect of reducing the rate of return on any of the Banks' capital as a consequence of its obligations hereunder to a level below that which such Bank reasonably could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy); or

           (D) does or shall impose on the Agent or any of the Banks any other condition;

           and the result of any of the foregoing is to increase the cost to the Agent or any of the Banks of making, renewing or maintaining (or participating in) advances or extensions of credit to the Borrowers or to reduce any amount receivable from the Borrowers hereunder or to reduce the rate of return on any of the Banks' capital, then, in any such case, the Borrowers shall promptly pay to such Bank, upon its demand (and delivery of the certificate referred to in the last sentence of this paragraph), any additional amounts necessary to compensate such Bank for such additional cost or reduced amount receivable or reduced rate of return which such Bank deems to be material, as reasonably determined by such Bank, with respect to this Agreement, any Revolving Credit Advances, the Term Loans or the Letters of Credit (or participations therein). If a Bank becomes entitled to claim any additional amounts pursuant to this
Section 2.16, it shall promptly notify the Borrowers (but in any event within 90 days of such Bank's becoming aware of its claim), the Agent and the other Banks of the event by reason of which it has become so entitled. A certificate setting forth calculations as to any additional amounts payable pursuant to the foregoing sentence submitted by a Bank to the Borrowers shall be conclusive in the absence of error. In the event a Bank which has received payment from the Borrowers of amounts pursuant to this Section

2.16 obtains a refund from the governmental authority imposing the tax or other charge which resulted in the required payment by the Borrowers hereunder, such Bank shall pay to the Borrowers the amount so refunded up to the amount paid to such Bank by the Borrowers.

     2.17.  ADJUSTED LIBOR RATE LOANS DECLARED UNLAWFUL.
            -------------------------------------------

     Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation by any United States central bank or other United States governmental authority (either federal, state or local) charged with the administration or interpretation thereof shall make it unlawful, or any United States central bank or other United States governmental authority (either federal, state or local) shall assert that it is unlawful, for any Bank to perform its obligations hereunder
(i) to make or convert into Adjusted LIBOR Rate Loans or (ii) to continue to fund or maintain Adjusted LIBOR Rate Loans hereunder, then, on notice thereof and demand therefor by the Agent and/or any Bank to the Borrowers, the obligation of such Bank or Banks to make any such Adjusted

LIBOR Rate Loans shall terminate and, if the foregoing clause (ii) is applicable, the Borrowers shall, upon prior notice to the Agent, either (A) forthwith repay in full any such Adjusted LIBOR Rate Loans then outstanding, together with interest accrued thereon, or (B) forthwith convert any such Adjusted LIBOR Rate Loans then outstanding into Base Rate Loans. If no such notice is received by the Agent within three (3) Business Days of the prior demand by the Agent for any Bank or Banks, the Borrowers will be deemed to have made the election to convert any such Adjusted LIBOR Rate Loans then outstanding into Base Rate Loans as of the fourth Business Day following such demand (or earlier if circumstances so require). Any repayment or conversion of Adjusted LIBOR Rate Loans as a result of the provisions of this Section 2.17 shall not require payment of the Repayment Indemnity.

     2.18.  INABILITY TO ASCERTAIN INTEREST RATE FOR AN INTEREST PERIOD.
            ------------------------------------------------------------

     If, with respect to any Interest Period, the Agent reasonably determines that (i) extraordinary circumstances affecting the relevant market make it impracticable to ascertain the interest rate applicable for such Interest Period or (ii) the Adjusted LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to the Banks of making or maintaining the Adjusted LIBOR Rate Loans during such Interest Period, the Agent shall promptly notify the Borrowers of such determination and no additional Adjusted LIBOR Rate Loans shall be made or continued nor shall there be any conversions thereto until such notice is withdrawn (and such notice shall be promptly withdrawn after the initial reasons for such notice are no longer applicable). If any Adjusted LIBOR Rate Loans are outstanding on the date of such notice and such notice has not been withdrawn on the last day of the then current Interest Period applicable thereto, the Borrowers may on the last day of such Interest Period either convert such Adjusted LIBOR Rate Loans to a Base Rate Loan or prepay the outstanding principal balance thereof and accrued interest thereon in full. If no notice is received by the Agent at least one (1) Business

Day prior to the last day of such Interest Period, the Borrowers will be deemed to have made the election to convert any such Adjusted LIBOR Rate Loans then outstanding into Base Rate Loans.

     2.19. SALE, ASSIGNMENT OR PARTICIPATIONS
           ----------------------------------

          (a) Any Bank may, with the consent of the Borrowers provided there is not then any continuing Default or Event of Default (which consent shall not be unreasonably withheld or delayed), assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Revolving Credit Advances, the Letter of Credit Outstandings (or participations therein) and the Term Loans at the time owing to it); provided that (i) except in the case of an assignment to a Bank or
              --------
an Affiliate of a Bank, the Agent must give its prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Bank or an Affiliate of a Bank, the amount of such assignment shall be a multiple of $3,000,000 and the amount of the Commitments of the assigning Bank subject to each such assignment shall not be less than $3,000,000 or such lesser amount as is then outstanding (unless a Default or an Event of Default shall then be continuing, in which event there shall be no such minimum), in each case determined as of the date an assignment and assumption (an "Assignment and Assumption") with respect to such assignment is delivered to the Agent, unless each of the Borrowers and the Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption (in the form attached hereto as EXHIBIT I), together with a processing and recordation fee of $2,500, and (v) the assignee must be an Eligible Transferee. At the time of each assignment pursuant to this Section 2.19(a) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for Federal income tax purposes, the respective assignee Bank shall, to the extent legally entitled to do so, provide to the Borrowers the appropriate Internal Revenue Service Forms and, if applicable, a Section 2.20(b) Certificate described in Section 2.20(b) hereof. Upon acceptance and recording pursuant to paragraph (c) of this Section 2.19, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Bank under this Agreement (and the Proportionate Shares of all Banks (including the assignee Bank) shall automatically be deemed adjusted accordingly), and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and
10.15 hereof). Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this paragraph (a) shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (d) of this Section 2.19.
          (b) The Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amount of the Revolving Credit Advances, Letter of Credit Outstandings (or participations therein) and Term Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Agent, and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

          (c) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Bank and assignee, the processing and recordation fee referred to in paragraph (a) of this Section 2.19 and any written consent to such assignment required by paragraph (a) of this Section 2.19, the Agent shall accept such Assignment and Assumption, record the information contained therein in the Register and give prompt notice thereof to the Borrowers. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (d) Any Bank may sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Bank's rights and obligations under this Agreement (including all or a portion of its Commitments and the Revolving Credit Advances, Letter of Credit Outstandings (or participations therein) and Term Loans owing to it); provided that (i) such
                                                     --------
Bank's obligations under this Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agent, and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may
                                 --------
provide that such Bank will not, without the consent of such Participant, agree to any amendment, modification or waiver described in Section 10.2 hereof that affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 10.15 hereof to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (a) of this Section 2.19.

          (e) Notwithstanding the foregoing and without the consent of the Borrowers, any Bank may at any time pledge or assign or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including any such pledge or assignment or grant to a Federal Reserve Bank, and this Section 2.19 shall not apply to any such pledge or assignment or grant of a security interest; provided that no such pledge or
                                               --------
assignment or grant of a security interest shall release a Bank from any of its obligations hereunder or substitute any such assignee for such Bank as a party hereto.
          (f) The Borrowers shall execute such notes and other documents as are reasonably necessary to implement the provisions of this Section 2.19.

   2.20.  NET PAYMENTS.
          ------------
          (a) All payments made by the Borrowers hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 2.20(b) hereof, all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income, net profits or gross receipts of a Bank and any taxes imposed solely on deposits or net assets of a
Bank), and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Non-Excluded Taxes"). Except as otherwise provided in Section 2.20(b) hereof, if any Non-Excluded Taxes are so levied or imposed, the Borrowers agree to pay the full amount of such Non-Excluded Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Non-Excluded Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Non-Excluded Taxes pursuant to the preceding sentence, the Borrowers agree to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income, net profits or gross receipts of such Bank and for any withholding of taxes as such Bank shall determine are payable by, or withheld from, such Bank, in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrowers will furnish to the Agent within 45 days after the date the payment of any Non-Excluded Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the borrowers. The Borrowers agree to indemnify and hold harmless each Bank against, and reimburse such Bank upon its written request for, the amount of any Non-Excluded Taxes so levied or imposed and paid by such Bank. The provisions hereof shall survive the final payment of the Obligations.

          (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code (the "Code")) for U.S. Federal income tax purposes agrees to deliver to the Borrowers and the Agent on or prior to the Closing Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section
2.19 hereof (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot delivery either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of EXHIBIT J (any such certificate, a "Section 2.20 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each such Bank agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will, promptly upon request by the Borrowers, deliver to the Borrowers and the Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 2.20 Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrowers and the Agent of its inability to deliver any such Form or
Section 2.20 Certificate, in which case such Bank shall not be required to deliver any such Form or Section 2.20 Certificate pursuant to this Section 2.20. Notwithstanding anything to the contrary contained in Section 2.20(a) hereof, but subject to Section 2.20(a) hereof, (x) the Borrowers shall be entitled, to the extent each is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which it not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrowers U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrowers shall not be obligated pursuant to Section 2.20(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (i) such Bank has not provided to the Borrowers the Internal Revenue Service Forms required to be provided to the Borrowers pursuant to this Section 2.20(b) or
(ii) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes.

                                     III

                                  COLLATERAL

3.1.  CROSS COLLATERAL
      ----------------

          All of the Collateral heretofore, herein or hereafter given or assigned to the Agent (for the ratable benefit of the Banks) hereunder shall secure payment of all Obligations. Without limitation, all Collateral shall secure the Obligations to any Bank under any Interest Rate Protection Agreements entered into in connection with the Credit Facilities.

      3.2.  ACCOUNTS RECEIVABLE
            -------------------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks), and hereby grants to the Agent (for the ratable benefit of the Banks), a security interest in all Accounts, presently owned by such Borrower or hereafter acquired.

      3.3.  EQUIPMENT
            ---------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks), and hereby grants to the Agent (for the ratable benefit of the Banks), a security interest in all of each of the Borrowers' Equipment excluding motor vehicles and Equipment subject to purchase money Liens which are Permitted Encumbrances), whether presently owned by such Borrower or hereafter acquired, and wherever located

      3.4.  INVENTORY
            ---------

          Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks), and hereby grants to the Agent (for the ratable benefit of the Banks), a security interest in all of each of the Borrower's Inventory, whether presently owned by such Borrower or hereafter acquired and wherever located.

      3.5.  GENERAL INTANGIBLES
            -------------------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks), and hereby grants to the Agent (for the ratable benefit of the Banks), a security interest in all of each of the Borrowers' General Intangibles other than the General Intangibles described on Schedule 3.5 hereto which may not be assigned without the prior consent of a Person other than the Borrowers), whether presently owned by such Borrower or hereafter acquired.

      3.6.  DEPOSIT ACCOUNTS
            ----------------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks), and hereby grants to the Agent (for the ratable benefit of the Banks), a security interest in the balance of every deposit account, now or hereafter existing, of each of the Borrowers with the Agent or any of the Banks or any other bank, institution or other entity, and all money, Instruments, securities, documents, Chattel Paper, credits, claims, and other property of each of the Borrowers now or hereafter in the possession or custody of the Agent or any of the Banks or any of their respective agents or any other bank, institution or other entity. Notwithstanding the security interest herein granted in all deposit accounts of the Borrowers, the Borrowers shall, prior to the occurrence and continuance of an Event of Default, have free access to (and the right to withdraw) such deposit accounts.

      3.7.  CHATTEL PAPER
            -------------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks) and hereby grants to the Agent (for the ratable benefit of the Banks) a security interest in all of each of the Borrowers' Chattel Paper, whether presently owned by such

Borrower or hereafter acquired, including but not limited to all such Chattel Paper now or hereafter left in the possession of the Agent or any of the Banks for any purpose, further including but not limited to for collection.

      3.8.  INSTRUMENTS
            -----------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks) and hereby grants to the Agent (for the ratable benefit of the Banks) a security interest in all of each of the Borrowers' Instruments, whether presently owned by such Borrower or hereafter acquired, including but not limited to all such Instruments now or hereafter left in the possession of the Agent or any of the Banks for any purpose, further including but not limited to for collection.

      3.9.  DOCUMENTS
            ---------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks) and hereby grants to the Agent (for the ratable benefit of the Banks) a security interest in all of each of the Borrowers' Documents, whether presently owned by such Borrower or hereafter acquired, including but not limited to all such Documents now or hereafter left in the possession of the Agent or any of the Banks for any purpose.

      3.10. MISCELLANEOUS ASSETS
            --------------------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks) and hereby grants to the Agent (for the ratable benefit of the Banks) a security interest in all of each of the Borrowers' other personal property wherever located, tangible or intangible, whether presently owned by such Borrower or hereafter acquired.

      3.11. PROCEEDS AND RECORDS
            --------------------

            Each of the Borrowers hereby creates in favor of the Agent (for the ratable benefit of the Banks) and hereby grants to the Agent (for the ratable benefit of the Banks) a security interest in (A) all books and records, including, without limitation, customer lists, credit files, computer programs, print-outs and other computer materials and records of each of the Borrowers pertaining to all of the Collateral; and (B) all of the products and proceeds of all of the foregoing Collateral (including all proceeds of insurance policies covering the Collateral); as well as all accessions, additions, substitutions, replacements and increments as to the assets in (A) and (B).

      3.12. CONTINUING PERFECTION/ATTORNEY IN FACT
            --------------------------------------

            The Borrowers will perform any and all steps reasonably requested by the Agent to create and maintain in the Agent's (for the ratable benefit of the Banks') favor a first and valid lien on or security interest in the Collateral or pledges of Collateral, including, without limitation, the execution, delivery, filing and recording of financing statements and continuation statements, supplemental security agreements, notes and any other documents necessary, in the reasonable opinion of the Agent, to protect its and the Banks' interest in the Collateral, and will pay any documentary, stamp or other taxes in connection therewith. The Agent and its designated officers are hereby irrevocably appointed as each of the Borrowers' true and lawful attorneys-in-fact, with full power of substitution, to do all acts and things which the Agent may reasonably deem necessary to perfect and continue perfected the security interests and Liens provided for in this Agreement, including, but not limited to, executing financing statements on behalf of the Borrowers and enforcing collection of any Collateral.

                                      IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

         To induce the Agent and the Banks to enter into this Agreement and to extend the Credit Facilities and other financial accommodations hereunder, the Borrowers jointly and severally represent and warrant to the Agent and the Banks that:

    4.1. GOOD STANDING
         -------------

         EXHIBIT K sets forth

                (A) the jurisdiction of formation of the Borrowers, in which they are in good standing;

                (B) all other jurisdictions in which the Borrowers are authorized to transact business, in all of which they are in good standing;

                (C) any prior changes in the structure of the Borrowers, such as mergers, consolidations and the like;

                (D) any prior name changes of the Borrowers;

                (E) all trade names or trade styles under which the Borrowers conduct business or issue invoices;

                (F) all Subsidiaries and Affiliates of the Borrowers and the percentage of stock or other ownership interest thereof owned by the Borrowers or Affiliates of the Borrowers; and

                (G) the capital structure of the Borrowers.

      4.2.  CORPORATE AUTHORITY
            -------------------
            (A) The Borrowers have requisite power and authority to own their property and to carry on their business as now conducted, except where the lack of such power and authority would not have a Material Adverse Effect on any Borrower. The Borrowers have the corporate power to execute, deliver and carry out this Agreement and all other Loan Documents to which they are a party and have duly authorized and approved the terms of the Credit Facilities described herein and the taking of any and all action contemplated herein and therein, and this Agreement and all other Loan Documents to which the Borrowers are a party constitute the valid and binding obligations of the Borrowers, enforceable in accordance with their terms. No consent or approval of, or exemption by, any Governmental Body or any other Person is required to authorize, or is otherwise required to be obtained by the Borrowers in connection with the execution, delivery and performance of, this Agreement and the other Loan Documents to which the Borrowers are a party, or is required as a condition to the validity or enforceability of this Agreement and the other Loan Documents to which the Borrowers are a party.

      4.3.  COMPLIANCE WITH LAW
            -------------------
            (A) The Borrowers are in compliance with all laws, rules and regulations to which they are subject, and have all licenses, certificates, permits and franchises and other governmental authorizations necessary to own their properties and to conduct their businesses except where such failure to be in compliance or hold such licenses does not have a Material Adverse Effect on any Borrower;

            (B) The execution of this Agreement and each other Loan Document and the performance by the Borrowers of their obligations hereunder and thereunder, do not violate any existing material law or regulation or any writ or decree of any court or Governmental Body or the charter or by-laws or operating agreement of any Borrower or any agreement or undertaking to which any Borrower is a party or by which any of them is bound or results in the creation or imposition of any Lien (or any obligation to create or impose) any Lien upon any of the property or assets of any Borrower or Subsidiary (except pursuant hereto).

      4.4.  NO LITIGATION
            -------------

            Except as set forth on SCHEDULE 4.4, there are no judgments against the Borrowers as of the date of this Agreement and no litigation or administrative proceeding before any Governmental Body is presently pending, or to the knowledge of Borrowers threatened, against any Borrower or any of their property, which pending or threatened litigation or administrative proceeding would have a Material Adverse Effect on a Borrower.

      4.5.  NO FINANCIAL CHANGE
            -------------------

            There has been no Material Adverse Change in the condition of any Borrower since their last financial statements and reports furnished to the Banks and the information contained in said statements and reports is true and correctly reflects in all material respects the financial condition of the Borrowers as of the dates of the statements and reports and results of operations for the periods covered thereby (subject, in the case of interim statements, to normal year-end adjustments thereto), and such statements and reports have been prepared in accordance with GAAP (except where explicitly noted otherwise therein) and do not contain any material misstatement of fact or omit to state any facts necessary to make the statements contained therein not misleading.

      4.6.  TAX COMPLIANCE
            --------------

            Each of the Borrowers has filed, or caused to be filed, all tax returns required to be filed and has paid all taxes shown to be due and payable on said return or on any assessment made against it, except as set forth on
SCHEDULE 4.6, which taxes and/or assessments are being diligently contested in good faith and by appropriate proceedings and against which the Borrowers have established adequate reserves in accordance with GAAP.

      4.7.  GOOD TITLE AND ABSENCE OF LIENS
            -------------------------------

          The Borrowers have good and marketable title to all of their properties and assets, real, personal and mixed, and none of said properties or assets is subject to any Lien, except for Permitted Encumbrances.

      4.8.  PLACE OF RECORDS, CHIEF EXECUTIVE OFFICE, AND OTHER COLLATERAL
            --------------------------------------------------------------

            (A) The Borrowers' chief executive offices, and the offices where the Borrowers keep their records concerning their Accounts, and all locations of their Equipment and other property, and all other business locations of the Borrowers are presently at the locations set forth on EXHIBIT K. (B) Except as set forth on EXHIBIT K, within four (4) months of the date of this Agreement, none of the Borrowers' assets have been moved from any jurisdiction or other locations than the present locations of assets set forth on EXHIBIT K. (C) Except as set forth on EXHIBIT A, the Borrowers do not own any trademarks, trade names, service marks, patents or copyrights.

      4.9.  WARRANTIES AS TO ACCOUNTS
            -------------------------

            The Borrowers warrant to their best knowledge that as to their Accounts (except for Accounts which, taken as a whole, form an insignificant portion of all Accounts): (A) each Account is a valid subsisting Account; (B) each Account represents a bona fide performed transaction; (C) the amount shown on the Borrowers' books and on any invoice or statement delivered to the Agent and the Banks is owing to the Borrowers; (D) no partial payment has been made;
(E) no set-off or counterclaim exists as to any such Account and no agreement has been made under which any deductions or discount may be claimed except regular discounts in the usual course of business, but only if disclosed on the face of the invoice; (F) the Account Debtor has not disputed the Account or otherwise asserted any defense, set-off or counterclaim; and (G) to the extent required by law the Borrowers are authorized to do business and in good standing in any state in which any such Account must be enforced.

      4.10. ERISA
            -----

            (A) Except as set forth on SCHEDULE 4.10, no Reportable Event or unfunded deficiencies or failure of compliance with ERISA or the Internal Revenue Code of 1986, as amended, has occurred and is continuing with respect to any Plan; (B) The Borrowers have complied with the provisions of ERISA and the Internal Revenue Code of 1986, as amended, with respect to each Plan; and (C) The Borrowers are not subject to any multiemployer plan liability or other similar liability.

      4.11. LICENSES AND PERMITS AND LAWS
            -----------------------------

            The Borrowers hold all necessary licenses and permits for the operation of their businesses in which the failure to hold such licenses or permits would have a Material Adverse

Effect on any Borrower. The Borrowers have complied in all material respects with all laws, rules and regulations applicable to their respective businesses, including but not limited to the Fair Labor Standards Act, 29 U.S.C. (S) 215(a)(1), except as set forth on SCHEDULE 4.11(B). All such material licenses and permits are in good standing and are not under any outstanding citation issued by any governmental authority, and no litigation has been instituted nor (to the best knowledge of the Borrowers) have any claims been made by any third parties relating to the licenses and permits issued by any Governmental Body for the operation of their businesses, and no such citation, litigation or claim, to the best knowledge of the Borrowers, is contemplated by any Governmental Body or any third persons nor, to the best knowledge of the Borrowers, does there exist any basis for any such citation, litigation or claim by any of such authorities or any other Person.

      4.12. ENVIRONMENTAL STATUS
            --------------------

            As to all properties owned, leased or operated by the Borrowers and to all operations of the Borrowers' business:

            (A) there is no pending or threatened proceeding or Environmental Claim affecting any of the Borrowers with respect to any Environmental Law;

            (B) none of the Borrowers has been identified as a responsible or potentially responsible party under CERCLA or any other Environmental Laws and has not received notification that any hazardous substance or contaminant has been found at any site;

            (C) none of such properties are listed or proposed for listing on the National Priorities List under CERCLA;

            (D) no Hazardous Materials have been disposed of or otherwise released or discharged by the Borrowers on such properties in violation of any Environmental Laws;

            (E) to the best knowledge of the Borrowers, no underground storage tanks exist on the properties and the removal of any such tanks from the properties was undertaken in compliance with the Underground Storage Tank Act, and

            (F) to the best knowledge of the Borrowers, no significant amount of friable asbestos, or any substance containing asbestos or PCB's, has been installed in or exists on such properties.

      4.13. REAFFIRMATION
            -------------

            Each and every request for a Revolving Credit Advance or issuance of a Letter of Credit hereunder shall be deemed as an affirmation by the Borrowers that no Default or Event of Default exists and that the representations and warranties contained in this Article IV and in the other Loan Documents are true and accurate in all material respects as of the date of each such request (other than those terms which speak as of the date of this Agreement and representations and warranties the underlying factual basis thereof has changed due to circumstances not prohibited by this Agreement) and that the Borrowers are in material compliance with all applicable laws, rules and regulations.

      4.14. PROCEEDS OF CREDIT FACILITIES
            -----------------------------

            The Borrowers are not engaged principally, or as one of their important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of the Credit Facilities will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Body, including without limitation the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as amended. The Borrowers represent that the proceeds of the Credit Facilities provided for herein shall be used solely for the purposes set forth in Section 2.10 hereof. No proceeds of any Advance, Term Loan or other financial accommodations hereunder shall be used to purchase or carry any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.

      4.15. THE BORROWERS
            -------------

            The Borrowers are operated as part of one consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. Each entity will receive a direct economic and financial benefit from the Obligations incurred under this Agreement by the other entities, and the incurrence of such Obligations is in the best interests of each such entity.

      4.16. SOLVENCY
            --------

            The fair value of the business and assets of each of the Borrowers (including, without limitation, contingent, unmatured and unliquidated claims arising out of all rights of indemnity, contribution, reimbursement or any similar right, or any claim of subrogation) will be in excess of the amount that will be required to pay its liabilities (including, without limitation, contingent, subordinated, unmatured and unliquidated liabilities on existing debts, as such liabilities may become absolute and matured), in each case after giving effect to the transactions contemplated by this Agreement and the use of proceeds therefrom. None of the Borrowers, after giving effect to the transactions contemplated by this Agreement and the use of proceeds therefrom, will be engaged in any business or transaction, or about to engage in any business or transaction, for which it has an unreasonably small capital (within the meaning of the Uniform Fraudulent Transfer Act, as adopted in the State of New Jersey and Section 548 of the Federal Bankruptcy Code), and the Borrowers do not have any intent to:

            (A) hinder, delay or defraud any entity to which it is, or will become, on or after the date hereof, indebted, or

            (B) to incur debts that would be beyond its ability to pay as they mature.
      4.17. DOCUMENTARY/STAMP AND OTHER TAXES
            ---------------------------------

            The filing and recording of any and all documents required to perfect the Agent's (for the ratable benefit of the Banks) security interests granted herein will not result in any documentary, stamp or other taxes.

      4.18. SHAREHOLDERS' AGREEMENTS
            ------------------------

            Except as set forth on SCHEDULE 4.18, there are no agreements or contracts among any of the Borrowers and/or any of the Subsidiaries or Affiliates, including but not limited to shareholder/repurchase agreements.

      4.19. REPRESENTATIONS NOT MISLEADING
            ------------------------------

            No representation contained herein or in any other Loan Document, agreement, certificate, document, information, exhibit, report or instrument furnished to the Agent or any of the Banks by or on behalf of either of the Borrowers in connection with this Agreement or the other Loan Documents contains any untrue statement of a material fact or omits to state any fact necessary to make the statements contained herein or therein not misleading.

      4.20. RESTRICTIVE AGREEMENTS
            ----------------------

            No Borrower and no Subsidiary is a party to any contract or agreement, or subject to any charter or other corporate restriction, which materially and adversely affects its business, financial condition, property or prospects.

      4.21. LIENS
            -----

            Except as otherwise specifically provided in this Agreement, no Borrower and no Subsidiary has agreed or consented to cause or permit any of its property whether now owned or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise) to a Lien not permitted by this Agreement.

      4.22. SECURITIES REPORTS
            ------------------

            Each Borrower is current with all reports and documents required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

      4.23. TRADEMARKS, PATENTS, ETC.
            -------------------------

            All trademarks, patents, service marks or copyrights which any Borrower uses, plans to use or has a right to use are shown on SCHEDULE 4.23. Each Borrower is the sole owner of such property except to the extent any other Person has claims or rights in such Property, as such claims and rights are shown on SCHEDULE 4.23. To the best of each Borrower's knowledge, no Borrower is in violation of any rights of any other Person with respect to such property.

      4.24. OTHER ASSOCIATIONS
            ------------------
            No Borrower and no Subsidiary is engaged and has an interest in any joint venture or partnership with any other Person except as shown on SCHEDULE 4.24.

     4.25.  CAPITAL STOCK
            -------------

            All of the capital stock of Research has been duly and validly authorized and issued and is fully paid and non-assessable and has been sold and delivered to the holders thereof in compliance with all federal and state laws (whether of the United States of America or any foreign country in which it operates) and the rules and regulations of all regulatory bodies thereof governing the sale and delivery of securities. The authorized and outstanding capital stock (and owner thereof) of each Borrower (other than Research) is as shown on SCHEDULE 4.25. All of the capital stock of each such Borrower has been duly and validly authorized and issued and is fully paid and non-assessable and has been sold and delivered to the holders thereof in compliance with, or under valid exemption from, all Federal and State laws and the rules and regulations of all regulatory bodies thereof applicable to the Borrowers governing the sale and delivery of securities. Except for the rights and obligations shown on
SCHEDULE 4.25, there are no subscriptions, warrants, options, calls, commitments, rights or agreements by which any such Borrower or any of the shareholders of such Borrower is bound relating to the issuance, transfer, voting or redemption of shares of its capital stock or any pre-emptive rights held by any Person with respect to the shares of capital stock of any Borrower. Except as shown on SCHEDULE 4.25, no Borrower has issued any securities convertible into or exchangeable for shares of its capital stock or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares.

      4.26. PERFECTION AND PRIORITY
            -----------------------

            This Agreement and the other Loan Documents are effective to create in favor of Agent (for the ratable benefit of the Banks) legal, valid and enforceable first priority Liens in all right, title and interest of Borrowers in the Collateral, and when financing statements have been filed in the offices in the jurisdictions shown on SCHEDULE 4.26 under Borrowers' names, Borrowers will have granted to Agent, and Agent will have perfected first priority Liens in the Collateral, superior in right to any and all other Liens, existing or future.

      4.27. INVESTMENT COMPANY ACT
            ----------------------
            No Borrower is an "investment company" or a company "controlled" by and "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      4.28. YEAR 2000 COMPLIANCE
            --------------------

            Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) Borrowers' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrowers' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by July 1, 1999, other than any failure to reprogram by such date which will not have a Material Adverse Effect on any Borrower. The cost to Borrowers of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to Borrowers (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default, Event of Default or a Material Adverse Effect to Borrowers. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of Borrowers and any Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit Borrowers to conduct their business without any Material Adverse Effect to Borrowers.

      4.29. BUSINESS INTERRUPTIONS
            ----------------------

            Within five (5) years prior to the date hereof, none of the business, property or operations of any Borrower or any Subsidiary has been materially and adversely affected in any way by any order of either the United States of America or any foreign country where it operates, or any state or local government, or any political subdivision or agency thereof, directed against such Borrower or such Subsidiary. There are no pending or threatened labor disputes, strikes, lockouts or similar occurrences or grievances affecting the business being operated by any Borrower or any Subsidiary other than such matters which will not have a Material Adverse Effect on any Borrower.

      4.30. PUBLIC UTILITY HOLDING COMPANY ACT.
            ----------------------------------

     None of the Borrowers or any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      4.31. LABOR
            -----
     The Borrowers are not involved in any strike, lock-out, boycott or any other labor trouble, similar or dissimilar, nor are the Borrowers involved in labor negotiations.

                                       V

                    AFFIRMATIVE COVENANTS OF THE BORROWERS
                    --------------------------------------

      5.1.  AUDIT AND OTHER REPORTS
            -----------------------

            (A) The Borrowers agree that within ninety (90) days of the close of each fiscal year, each will furnish the Banks with a detailed financial statements, including a balance sheet, profit and loss statement, cash flow statement and surplus reconciliation, certified on an unqualified basis, by an independent certified public accountant reasonably satisfactory to the Agent (it being agreed that the Borrowers' current outside public accountant and any other "Big Six" public accounting firm are satisfactory to the Agent and the Banks);
(B) The Borrowers will also furnish similar quarterly statements uncertified except for certifications by officers of the Borrowers as to their correctness within forty-five (45) days of the close of each first, second and third fiscal quarters. All such statements described in (A) and (B) above shall be prepared on a consolidated and consolidating basis and in accordance with GAAP; (C) Simultaneous with the submission of the statements required under (A) and (B) above, the Borrowers shall cause to be submitted to the Agent and the Banks certificates of the Borrowers signed on their behalf by their chief financial officer in the form of EXHIBIT L setting forth the calculations of the financial tests described in Section 6.2 hereof and stating whether or not, to the best of said officer's knowledge, after diligent inquiry, a Default or Event of Default exists, and if such exists, specifying the nature thereof and the steps the Borrowers are taking to remedy same; (D) Promptly after the furnishing thereof to third parties, the Borrowers shall furnish to the Agent and the Banks copies of any statements, reports, proxy material, registration statement and prospectus furnished to any holder of any securities of the Borrowers or filed with any regulatory agency or agencies (including, without limitation, Forms 10K and 10Q); (E) Promptly, but no later than ten (10) days after a responsible officer of a Borrower shall become aware of (i) a Reportable Event or "prohibited transaction" as such term is defined in ERISA,
(ii) litigation against any Borrower or Subsidiary in excess of $100,000, (iii) changes in the executive management of a Borrower, (iv) the existence of any Default or Event of Default, or (v) the termination or threatened termination of or claim of breach by any Borrower or Subsidiary or Affiliate of any contract, agreement, obligation, license or permit, any Environmental Claim, or any claim of patent infringement or any other event or occurrence, any of which events described in this Section 5.1(E)(v) could reasonably be expected to have a Material Adverse Effect on a Borrower, a written notice to the Agent and the Banks specifying the existence thereof and the action the Borrowers or any Subsidiary or Affiliate is taking or proposes to take with respect thereto; (F) The Borrowers will furnish to the Agent and the Banks prompt written notice if:
(i) any Indebtedness of any Borrower, Subsidiary or Affiliate is declared or shall become due and payable prior to its stated maturity, or called and not paid when due or (ii) a default shall have occurred under any note or the holder of any such note, or other evidence of Indebtedness, certificate of security evidencing any such Indebtedness or any obligee with respect to any other Indebtedness of any Borrower, Subsidiary or Affiliate has the right to declare any such Indebtedness due and payable prior to its stated maturity as a result of such default, the payment of which would have a Material Adverse Effect on any Borrower; (G) promptly upon receipt, the Borrowers shall provide to the Agent and the Banks copies of any management letter provided by the Borrowers' outside auditors; (H) on an annual basis by not later than March 31 of each year, the Borrowers shall provide the Agent and the Banks an update of the reliance letter from the Borrowers' outside auditors as to current accountant prepared financials; and (I) the Borrowers agree to furnish to the Agent and the Banks with reasonable promptness such other data and information concerning each Borrower and Subsidiaries and/or Affiliates as from time to time may be reasonably requested by the Agent or any Bank.

      5.2.  INSURANCE
            ---------

            The Borrowers agree to keep all of the tangible Collateral assigned hereunder insured, at their own cost and expense, for the benefit of the Agent (for the ratable benefit of the Banks), and in such amounts, with such companies, and against such risks as may be reasonably acceptable to the Agent, and deliver copies of the policies evidencing such insurance to the Banks. If the Borrowers fail to take the action called for herein, the Agent, may, in its discretion obtain insurance covering the Agent's (for the ratable benefit of the Banks') interest in the Collateral and the amount of the premium for said insurance shall be added to the Obligations of the Borrowers to the Agent and the Banks. All policies of insurance on the Collateral shall be in form and with insurer s recognized as adequate by prudent business persons and all such policies shall be in such amounts as may reasonably be satisfactory to the Agent. The Borrowers shall deliver to the Agent the original (or copy) of each policy of insurance and evidence of payment of all premiums therefor. Such policies of insurance shall contain an endorsement, in form and substance satisfactory to the Agent, showing loss payable to the Agent (for the ratable benefit of the Banks) to the extent of the Obligations. Such endorsement or an independent instrument furnished to the Agent shall provide that the insurance companies will give the Agent and the Banks at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of the Borrowers or any other person shall affect the right of the Agent and the Banks to recover under such policy or policies of insurance in case of loss or damage. The Borrowers hereby direct all insurers under such policies of insurance to pay all proceeds payable thereunder directly to the Agent (for the ratable benefit of the Banks). Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, proceeds from losses of $750,000 or less in the aggregate shall be made available by the Agent to the Borrowers to repair or replace the property so damaged. The Borrowers irrevocably make, constitute and appoint the Agent (and all officers, employees or agents designated by the Agent) as the Borrowers' true and lawful attorneys (and agents-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the names of the Borrowers on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. In the event the Borrowers, at any time or times hereafter, shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then the Agent, without waiving or releasing any obligation or default by the Borrowers hereunder, may (but shall be under no obligation to do so) at any time or times thereafter obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which the Agent deems advisable. All sums so disbursed by the Agent, including reasonable attorneys' fees, court costs, expenses and other charges related thereto, shall be payable, on demand, by the Borrowers to the Agent and shall be additional Obligations hereunder secured by the Collateral. The Borrowers also agree to at all times maintain insurance, both hazard and liability, against such risks and in such amounts as companies similarly situated as the Borrowers would maintain and to furnish to the Agent and the Banks from time to time evidence that such insurance is in full force and effect.

      5.3.  PAYMENT OF EXPENSES
            -------------------

            The Borrowers will pay any and all reasonable expenses, including reasonable counsel fees and disbursements, consultant fees and expenses, filing and recording fees and taxes, and all other reasonable charges and expenses incurred or to be incurred by the Agent and the Banks in connection with the preparation and execution and recording of this Agreement and all other Loan Documents and the extension of the Credit Facilities made under this Agreement and all amendments and modifications hereto and in defending or prosecuting any actions or proceedings or otherwise enforcing any rights arising out of or relating to the Agent's and the Banks' transactions with the Borrowers. The provisions hereof shall survive the payment in full of all Obligations.

      5.4.  LANDLORD AND WAREHOUSEMEN WAIVERS
            ---------------------------------

            The Borrowers shall use commercially reasonable best efforts (without having to pay any consideration to any landlord) to cause the landlords and warehousemen of all Premises to execute and deliver to the Agent a Landlord's Waiver and Subordination in such form as may be acceptable to the Agent.

      5.5.  GOOD WORKING CONDITION
            ----------------------
            The Borrowers shall maintain all of their material property in good working condition, ordinary wear and tear excepted.

      5.6.  OBSERVANCE OF LEGAL REQUIREMENTS, LICENSES AND PERMITS AND
            ----------------------------------------------------------
PROTECTION OF COLLATERAL
------------------------
            (A) The Borrowers shall comply in all material respects with any and all laws, legislation, rules and regulations in effect as of the date hereof and subsequent hereto, including but not limited to all state, local and federal laws, legislation, rules and regulations relating to employee pension and benefit funds, the payment of taxes, assessments, and other governmental charges, zoning, and the use, occupancy, transfer or encumbrancing of the Collateral and all Environmental Laws. The Borrowers agree to comply with all reasonable conditions required by the Agent designed to protect the Agent and the Banks and the Collateral from the effect of all Environmental Laws, ERISA and such other laws, legislation, rules and regulations as are in, or may come into, effect and apply to the Borrowers, the Agent, the Banks, the transactions contemplated hereby or the Collateral or any occupants or users thereof, whether as lessees, tenants, licensees or otherwise. The Borrowers agree to pay any reasonable costs required to comply with any of the above conditions and all other taxing authorities.

            (B) The Borrowers shall observe and comply in all material respects with all laws (including ERISA and Environmental Laws), ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Bodies, which now or at any time hereafter may be applicable to the Borrowers and the operation of their businesses, a violation of which could have a Material Adverse Effect on any Borrower.
            (C) The Borrowers will continue to hold all necessary licenses, permits, certificates, franchises and other governmental authorizations for the operations of their businesses and ownership of their assets.

      5.7.  INSPECTION
            ----------

          The Agent and the Banks (by any of their respective officers, employees and agents) shall have the right, at any time or times during the Borrowers' usual business hours, to inspect the Collateral, all records related thereto (and to make extracts from such records) and the Premises. The Agent and the Banks (by any of their officers, employees and agents) shall (as determined by the Banks in their reasonably judgment) also have the right at any time or times during the Borrowers' usual business hours, to discuss any Borrower' affairs and finances with any person and to verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. Notwithstanding the foregoing and provided no Default or Event of Default shall have occurred and be continuing, one half (1/2) of the cost of one (1) collateral audit per calendar year shall be funded by the Borrowers in the event such an audit is required by the Required Banks. Upon the occurrence and continuance of any Default or Event of Default, all collateral audits and other inspections shall be at the expense of the Borrowers.

      5.8.  COLLATERAL REQUIREMENTS
            -----------------------

            Unless the Agent notifies the Borrowers in writing that they dispense with any one or more of the following requirements, the Borrowers will
(A) from and after and during continuance of an Event of Default, on a daily basis report to and give the Agent (for the ratable benefit of the Banks) all monies due or to become due on specific contracts related to Accounts; (B) upon reasonable prior notice and at reasonable times, permit the Agent or its nominees to examine all of the Borrowers' records during normal business hours and to make extracts therefrom; (C) furnish to the Agent all information received by the Borrowers adversely affecting the financial standing of any Account Debtor the effect of which would have a Material Adverse Effect on any Borrower; (D) deliver to the Agent (for the ratable benefit of the Banks), appropriately endorsed, any Instrument or Chattel Paper connected with any Account; (E) mark its records of its Accounts in any manner reasonably satisfactory to the Agent to indicate the interest of the Agent (for the ratable benefit of the Banks); (F) collect their Accounts in the ordinary course of business; (G) keep accurate and complete records of their Accounts; and (H) promptly notify the Agent in writing of any trademarks, trade names, service marks, patents or copyrights which they may hereafter own or obtain a license to use or under which they may issue invoices.

      5.9.  CONTROL OF ACCOUNTS AND INVENTORY
            ---------------------------------

            (A) Upon and during the continuance of an Event of Default, the Agent shall have the right at any time and from time to time, without notice, to notify Account Debtors to make payments to the Agent (for the ratable benefit of the Banks), to endorse all items of payment which may come into its hands payable to a Borrower, to take control of any cash or non-cash proceeds of Accounts and of any returned or repossessed goods; to compromise, extend or renew any Account or deal with it as it may deem advisable, and to make exchanges, substitutions or surrenders of Collateral in a commercially reasonably manner, to notify the postal authorities to deliver all mail, correspondence or parcels addressed to the Borrowers to the Agent at such address as the Agent may choose.

            (B) The Borrowers herewith appoint the Agent (for ratable benefit of the Banks) or its designees as attorneys-in-fact to endorse the Borrowers' names on any checks, notes, acceptances, drafts or any other Instrument or document requiring said endorsement and to sign the Borrowers' names on any invoice or bills of lading relating to any Account, or drafts against its customers, or schedules or confirmatory assignment on Accounts, or notices of assignment, financing statements under the Uniform Commercial Code, and other public records, and in verification of Accounts and in notices to Account Debtors.

           (C) The Agent shall have no obligation to preserve any rights against any Person obligated on any Account, Chattel Paper, Instrument or other item of Collateral.

     5.10. CHANGE OF LOCATIONS
           -------------------

           The Borrowers will furnish the Agent with at least thirty (30) days prior written notice of any change in locations of or addition to their chief executive offices, the offices where they keep their records concerning their Accounts, the locations where they keep their Equipment and other assets, and other business locations and shall execute such financing statements and other documents as the Agent requires.

     5.11. DISBURSEMENT ACCOUNTS
           ---------------------

           The Borrowers agree to maintain at the Agent their primary domestic operating accounts.

     5.12. INTEREST RATE PROTECTION AGREEMENT(S)
           -------------------------------------

           The Borrowers shall within ninety (90) days of the Closing Date enter into an Interest Rate Protection Agreement as to not less 25% of the outstanding Credit Facilities on the Closing Date, on terms and conditions reasonably satisfactory to the Agent.

     5.13. ERISA
           -----

           Each Borrower will (a) fund all its pension plan(s) in a manner that will satisfy the minimum funding standards of Section 302 of ERISA, or will promptly satisfy any accumulated funding deficiency that arises under Section 302 of ERISA, (b) furnish the Agent, promptly upon Agent's request of the same, with copies of all reports or other statements filed with the United States Department of Labor, the PBGC or the Internal Revenue Service ("IRS") with respect to all pension plan(s), or which any member of a "Controlled Group" (as defined in ERISA), may receive from the United States Department of Labor, the IRS or the PBGC, with respect to all such pension plan(s), and (c) promptly advise the Agent of the occurrence of any Reportable Event or prohibited transaction (under Section 406 of ERISA or Section 4975 of the Internal Revenue Code) with respect to any such pension plan(s) and the action which any Borrower proposes to take with respect thereto. Each Borrower will make all contributions when due with respect to any multi-employer pension plan in which it participate and will promptly advise the Agent (x) upon its receipt of notice of the assertion against such Borrower of a claim for withdrawal liability, (y) upon the occurrence of any event which, to the best of such Borrower's knowledge, would trigger the assertion of a claim for withdrawal liability against such Borrower, and (z) upon the occurrence of any event which, to the best of such Borrower's knowledge, would place any Borrower in a "Controlled Group" as a result of which any member (including such Borrower) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

     5.14.  YEAR 2000 COMPLIANCE
            --------------------

            The Borrowers shall achieve Year 2000 compliance on or before July 1, 1999 as represented in Section 4.28 hereof.

     5.15.  BUSINESS CONDUCTED
            ------------------

            Each Borrower shall continue in the business presently operated by it using its commercially reasonable best efforts to maintain its customers and goodwill. No Borrower shall engage, directly or indirectly, in any material respect in any line of business substantially different from the businesses conducted by such Borrower immediately prior to the Closing Date.

     5.16.  INTERCOMPANY NOTES; OPINIONS AS TO PLEDGE AGREEMENTS.
            ----------------------------------------------------

            Not later than ninety (90) days from the Closing Date, (i) the Borrowers shall deliver, duly endorsed to the Agent (for the ratable benefit of the Banks), all promissory notes evidencing Permitted Intercompany Loans having an aggregate principal amount in excess of $100,000 and (ii) the Borrowers shall provide to the Agent and the Banks an opinion of counsel admitted to practice in the United Kingdom as to the Pledge Agreements relating to the pledge of stock of ORC Holdings, Limited, ORC International, Ltd. and European Information Centre, Ltd., to the effect that said Pledge Agreements are effective under the laws of the United Kingdom to properly pledge to the Agent (for the ratable benefit of the Banks) the pledged shares covered thereby and as to such other matters reasonably requested by the Agent and the Banks relative to the pledges effected thereby. In the event such counsel proposes amendments, modifications or replacement to such Pledge Agreements, the Borrowers shall cause such documents to be promptly executed.

                                      VI

                      NEGATIVE COVENANTS OF THE BORROWERS
                     -------------------------------------

6.1. LOANS AND ADVANCES AND INVESTMENTS
     ----------------------------------

            The Borrowers will not make any loans or advances to or investment in any Person except for Investment Obligations, Permitted Acquisitions, Permitted Intercompany Loans, (provided that any Permitted Intercompany Loan to a foreign Subsidiary or Affiliate in excess of $100,000 shall be evidenced by a promissory note which shall be pledged and delivered to the Agent (for the ratable benefit of the Banks) with appropriate endorsements) and Permitted Officer Loans.

     6.2.  FINANCIAL COVENANTS
           -------------------

           (A) Funded Debt to Consolidated EBITDA.  The Borrowers will not allow
               ----------------------------------
the ratio of Funded Debt to Consolidated EBITDA measured quarterly, for any Test Period to be greater than 2.75:1.00. The Borrowers will not allow their ratio of Funded Debt plus Earn Out amounts payable to Consolidated EBITDA for any Test Period to be greater than 3.75:1.00 at June 30, 1998 and at September 30, 1998 or greater than 3.50:1.0 at the end of each quarter thereafter. Without limitation, for purposes of this Section 6.2(A) Consolidated EBITDA shall include EBITDA of any Permitted Acquisition completed during the Test Period based on audited financial statements for such Permitted Acquisition.

           (B) Capital Expenditures. The Borrowers will not in any fiscal year
               --------------------
make Capital Expenditures in excess of $3,000,000 (as to fiscal year 1998) and $3,500,000 (as to fiscal years thereafter), in each case in the aggregate on a combined basis. For purposes hereof, Capital Expenditures financed by permitted purchase money indebtedness which is Permitted Indebtedness and Capital Leases shall not be included within the aggregate amounts permitted hereby.

           (C) Fixed Charge Coverage Ratio.  The Borrowers will not allow their
               ---------------------------
Fixed Charge Coverage Ratio to be less 1.50:1.0, as measured quarterly for any Test Period. The Borrowers will not allow their Fixed Charge Coverage Ratio (Earn-Outs) to be less than 1.25:1.0, as measured quarterly for any Test Period.

          (D) Net Loss.  The Borrowers will not permit to occur any net loss on
              --------
a consolidated basis for any two (2) consecutive fiscal quarters.

          (E) Funded Debt to Consolidated Capitalization.  At no time shall the
              ------------------------------------------
Borrowers permit Funded Debt to be in excess of 60% of Consolidated Capitalization.

     6.3. LIENS
          -----

          The Borrowers will not allow or suffer any Lien to exist on any of their assets except for Permitted Encumbrances.

     6.4. LIMITATION ON INDEBTEDNESS
          --------------------------

          The Borrowers will not create, incur, assume or suffer to exist any Indebtedness except Permitted Indebtedness; provided, however, that no payments may be made on any Permitted Intercompany Loans if there then exists, or such payment will cause, a Default or an Event of Default.

     6.5. CERTIFICATES OF INCORPORATION
          -----------------------------

          The Borrowers will not amend or otherwise modify or permit the amendment or modification of their Certificates of Incorporation in a manner which adversely affects the Banks.

     6.6. TRANSACTIONS AMONG AFFILIATES
          -----------------------------

          No Borrower will become a party to any transaction with an Affiliate (or any other Person directly or indirectly related to or under common control with any Affiliate), of any other Borrower unless the terms and conditions relating to such transaction are as favorable to such Borrower as would be obtainable at the time in a comparable arms-length transaction with a Person other than an Affiliate or such other related Person or pay or incur any obligation to pay any management, service, consulting or similar fees to any Affiliate or such other related Person.

In addition, no Borrower will transfer, convey or assign any assets to ORC TeleServices, Inc.; the assets owned at any time by ORC TeleServices, Inc. will not exceed $250,000 in value; and ORC TeleServices, Inc. will be liquidated in the normal course of business.

     6.7. SPECIAL COVENANTS AS TO ASSETS
          ------------------------------

          The Borrowers covenant that until satisfaction in full of all Obligations of the Borrowers to the Agent and the Banks and until termination of this Agreement:

               (A) The Borrowers will not remove the Collateral from its present locations, without at least thirty (30) days prior notice to the Agent and the execution of such financing statements as the Agent requires.

               (B) The Borrowers will not sell, lease or transfer any of their Equipment or other assets having a value in excess of $500,000 in the aggregate, except for sales in the ordinary course of business to good faith purchasers for value and sales of Equipment which is replaced or is reasonably deemed no longer necessary to conduct the business of the Borrowers.

     6.8. PREPAYMENTS OF INDEBTEDNESS
          ---------------------------

          The Borrowers will not prepay or obligate themselves to prepay in whole or in part, any Indebtedness (other than any Indebtedness due hereunder), excluding (i) any Permitted Intercompany Loans and (ii) prepayment of Indebtedness as a result of the determination by the Borrowers that more advantageous credit may be obtained (which is not otherwise prohibited by this Agreement) from other sources; provided, however, that such Permitted Intercompany Loans shall not be paid if there then exists or such payment will cause a Default or Event of Default.

     6.9.   FISCAL YEAR
            -----------

            The Borrowers will not change their fiscal years.

     6.10.  CHANGE IN ACCOUNTING PRINCIPLES
            -------------------------------

            The Borrowers will not change or permit any change in accounting principles applied to the Borrowers, except as required by GAAP.

     6.11.  SALE AND LEASEBACK
            ------------------

            The Borrowers will not enter into any arrangement with any Person providing for the leasing by the Borrowers of property which has been or is to be sold or transferred by the Borrowers to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrowers.

     6.12.  MAINTAIN CORPORATE EXISTENCE AND NATURE OF BUSINESS
            ---------------------------------------------------

            (A) The Borrowers will not allow their corporate existence to be other than in good standing and will not dissolve or liquidate, or merge or consolidate with or acquire or affiliate with any other business entity or form any Affiliate or Subsidiary except in connection with Permitted Acquisitions. Other than the anticipated liquidation of ORC TeleServices, Inc. as described by
Section 6.6 hereof, the Borrowers will not allow any of their Subsidiaries' or Affiliates' corporate existence to be other than in good standing nor permit any of their Subsidiaries or Affiliates to dissolve or liquidate, if such dissolution or liquidation would have a Material Adverse Effect on any Borrower. Notwithstanding the foregoing, any Borrower may merge into Research and any Subsidiary may merge into any Borrower or any Subsidiary upon prior notice to the Banks and execution of such documentation as the Banks reasonably require.

            (B) The Borrowers will not change their names without furnishing to the Agents at least thirty (30) days prior written notice thereof and execution of financing statements and other documents as the Agent requests.

            (C) The Borrowers will not change the nature of their businesses.

     6.13.  DIVIDENDS; DISTRIBUTIONS; LOANS; REDEMPTIONS
            --------------------------------------------

            The Borrowers will not pay or declare any cash or property dividends, make or repay any loans or advances, or otherwise make a distribution of capital or income, or redeem, retire or repurchase any stock interest of the Borrowers or otherwise transfer cash or property to any Person except that the Borrowers (other than Research) may pay cash dividends to Research. Notwithstanding the foregoing, Research may, if required by the Asset Purchase Agreement dated January 6, 1998 entered into in connection with the purchase by ProTel of the assets of ProTel Marketing, Inc., redeem the options of the holders of Research stock for the amounts required thereby provided at the time of such redemption payment (and as a result thereof) no Default or Event of Default then exists and is continuing.

                                      VII

                               EVENTS OF DEFAULT
                               -----------------

            The occurrence of any of the following shall constitute an Event of
Default:

     7.1.   NON-PAYMENT
            -----------

            Failure on the part of the Borrowers to pay any Obligation within two (2) days of its due date.

     7.2.   NON-PERFORMANCE
            ---------------

            Failure on the part of the Borrowers to perform when such performance is due any term, covenant or condition contained herein or in any other Loan Document (other than with respect to the payment of any Obligation as set forth in Section 7.1 hereof and with respect to the covenant contained in
Section 5.16 hereof and with respect to all covenants contained in Article VI hereof, as to which covenants set forth in such Section 5.16 and Article VI no notice or grace period shall be applicable) or any other agreement now existing or hereafter entered into with the Agent and/or any of the Banks and such failure shall continue for more than thirty (30) days after the Agent (or any Bank) has given the Borrowers notice thereof.

     7.3.   MISREPRESENTATION
            -----------------

            Any representation or warranty made or deemed made by the Borrowers in this Agreement, or any other Loan Document, or in connection with any instrument of guaranty or security furnished to the Agent and/or the Banks or in any financial information or statements at any time furnished to the Agent and/or the Banks shall have proven to have been inaccurate in any substantial or material respect as of the date or dates with respect to which it is made or deemed to have been made.

     7.4.   [INTENTIONALLY OMITTED]

     7.5.   INSOLVENCY
            ----------

            Any Borrower or Subsidiary shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its assets; a custodian shall have been appointed with or without consent of any Borrower or Subsidiary; any Borrower or Subsidiary is generally not paying its debts as they become due, has made a general assignment for the benefit of creditors, has been adjudicated insolvent, or has filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law, or an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding, or taken corporate action for the purpose of effecting any of the foregoing; or an order, judgment or decree shall have been entered, without the application, approval or consent of such Borrower or Subsidiary by any court of competent jurisdiction approving a petition seeking reorganization of any Borrower or Subsidiary, or appointing a receiver, trustee, custodian or liquidator of any Borrower or Subsidiary, or a substantial part of its assets and such order, judgment or decree shall have continued unstayed and in effect for any period of thirty (30) consecutive days; or a petition in bankruptcy shall have been filed against any Borrower or Subsidiary and shall not have been dismissed for a period of sixty (60) consecutive days; or an order for relief has been entered under the Bankruptcy Code; or any Borrower or Subsidiary shall have suspended the transaction of its usual business.

     7.6.   JUDGMENT OR LIEN
            ----------------

            Entry of a judgment, issuance of any garnishment, attachment or distraint, the filing of any lien or of any governmental attachment against any property of a Borrower or Subsidiary which entry, issuance, attachment or filing shall have continued unstayed and in effect for a period of thirty (30) consecutive days and is in excess of $100,000 in the aggregate.

     7.7.   NONCOMPLIANCE WITH LEASES OR LAWS
            ---------------------------------

            Failure of the Borrowers to comply with the terms and conditions of any lease covering any of the Premises or to comply with any orders, ordinances, laws or statutes of any city, state or other governmental department having jurisdiction with respect to the Premises or the conduct of business thereon, which failure has a Material Adverse Effect on any Borrower.

     7.8.   ORGANIZATIONAL CHANGE
            ---------------------

            Except as otherwise permitted herein, any change in the existing organization of the Borrowers, including but not limited to a change to a partnership (general or limited), or the dissolution of any Borrower.

     7.9.   ADVERSE CHANGE
            --------------

            The reasonable determination by the Agent that a Material Adverse Change has occurred to a Borrower or Subsidiary (which, as to such Subsidiary, has a Material Adverse Effect).

     7.10.  TRANSFER OF OWNERSHIP
            ---------------------

            (i) A Change in Control occurs as to Research or (ii) a change occurs in the share ownership of the other Borrowers or Subsidiaries from that which exists as of the Closing Date or (iii) the issuance of any additional capital stock of any Borrower, except as permitted herein.

     7.11.  ERISA
            -----

            If (A) any Reportable Event occurs and shall be continuing for thirty (30) days after notice from the Agent to the Borrowers, or (B) any Plan shall be terminated, or (C) the Plan administrator of any Plan shall file with the PBGC a notice of intention to terminate such Plan, (D) the PBGC shall institute proceedings to terminate any Plan or appoint a trustee to administer any Plan, and, in any of the cases set forth in (A) through (D) above, any such occurrence would have a Material Adverse Effect on any Borrower or if a lien against the assets of any Borrower were to result under ERISA.

     7.12.  DEFAULT IN OBLIGATIONS TO THIRD PARTIES
            ---------------------------------------

            Any Borrower is in default (unless subsequently waived) beyond any applicable grace or cure period (i) of any material obligation to any third party or (ii) under any Indebtedness in an unpaid amount in excess of $250,000 if the effect is to accelerate or permit the acceleration of the payment thereof or if such amount is not paid upon the maturity thereof. If a default under Indebtedness in an unpaid amount in excess of $250,000 would permit the acceleration thereof (but such acceleration has not occurred) and the Borrowers are vigorously disputing such default and have set aside reserves for such dispute in an amount satisfactory to the Required Banks, such default shall not be an Event of Default hereunder so long as such dispute continues to be vigorously pursued, such reserves are maintained and no acceleration of such Indebtedness occurs.

     7.13.  LICENSES
            --------

            If any license or permit necessary for the continued operation of any Borrower's customary business is revoked, suspended, terminated or not renewed, which revocation, suspension, termination or non-renewal has a Material Adverse Effect on any Borrower.

                                     VIII

                        CONSEQUENCE OF EVENT OF DEFAULT
                        -------------------------------

            In case any Event of Default shall have occurred, then the Agent may in its discretion or, if instructed by the Required Banks, shall take any or all of the following actions, at the same time or at different times, provided that upon the occurrence of an Event of Default under Section 7.5 hereof the credit facilities under this Agreement shall automatically without notification or other action terminate and all Obligations shall automatically, without, demand, presentment, protest or notice of any kind (all of which are hereby waived by the Borrowers), be immediately due and payable:

     8.1.   ACCELERATION
            ------------

            Declare all loans, sums and Obligations owing the Agent and the Banks from the Borrowers under this Agreement or any other agreement or loan between the Banks and the Borrowers to be forthwith due and payable, whereupon all such sums shall forthwith become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers and the Banks' commitment to lend or extend other financial accommodations on behalf of the Borrowers shall be terminated.

     8.2.  POSSESSION
           ----------

           Proceed with or without judicial process to take possession of all or any part of the Collateral provided for herein not already in the possession of the Banks and the Borrowers agree that upon receipt of notice of the Agent's intention to take possession of all or any part of said Collateral, the Borrowers will do everything reasonably necessary to assemble the Collateral and make the same available to the Agent at a place to be designated by the Agent.

     8.3.  METHODS OF SALE
           ---------------

           Assign, transfer and deliver at any time or from time to time the whole or any portion of the Collateral or any rights or interest therein in accordance with the Uniform Commercial Code, and without limiting the scope of the Banks' rights thereunder, the Agent may sell the Collateral at public or private sale, or in any other manner all in accordance with applicable law, at such price or prices as the Agent may reasonably deem best, and either for cash or credit, or for future delivery (without assumption of any credit risk), at the option of the Agent, in bulk or in parcels and with or without having the Collateral at the sale or other disposition. The Agent shall have the right to be the purchaser at any public sale. The Borrowers agree that the Agent shall have the right to conduct such sales on the Premises or elsewhere and shall have the right to use the Premises without charge from the Borrowers and subject to the terms of any applicable Landlord's and/or Warehousemen's Waivers, for such sales for such time or times as the Agent may see fit. The Agent is hereby granted license or other right to use, without charge, the Borrowers' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and the Borrowers' rights under all licenses and franchise agreements shall inure to the benefit of the Agent. The Borrowers agree that a reasonable means of disposition of Accounts shall be for the Agent to hold and liquidate any and all Accounts. In the event of a sale of the Collateral, or any other disposition thereof, the Agent shall apply all proceeds first to all costs and expenses of disposition, including attorneys' fees, and then to the Obligations of the Borrowers to the Agent and the Banks.

     8.4.  RETENTION OF COLLATERAL
           -----------------------

           Elect to retain the Collateral or any part thereof in satisfaction of all Obligations due from the Borrowers to the Agent and the Banks upon notice of such proposed election to the Borrowers and any other party as may be required by the Uniform Commercial Code and otherwise in accordance with the Uniform Commercial Code.

     8.5.  SET OFF
           -------

           The Agent and the Banks shall have the right immediately, and without notice or other action to set off against the Borrowers' Obligations to the Agent and the Banks any sum owed by the Banks in any capacity to the Borrowers whether due or not and, if such right of set off is exercised, the Agent and/or the Banks shall be deemed to have exercised such right of set off and to have made a charge against any such sum immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereto.

     8.6.  ATTORNEYS' FEES AND EXPENSES
           ----------------------------

           Add to the Obligations of the Borrowers, the Agent's and the Banks' reasonable expenses to obtain or enforce payment of any Obligations hereunder and the enforcement or liquidation of any debt hereunder shall include reasonable attorneys' fees plus other legal expenses incurred by the Agent and the Banks.

     8.7.  DEFAULT RATE
           ------------

           Increase the rate of interest under any Obligations to the Default Rate. Unless otherwise agreed by the Banks, the Default Rate will automatically become effective upon the occurrence of an Event of Default and shall be retroactive to the date of the first occurrence of such Event of Default.

     8.8.  THE AGENT'S AND/OR THE BANKS' PERFORMANCE OF THE BORROWERS'
           -----------------------------------------------------------
OBLIGATIONS
-----------

           If the Borrowers fail to materially comply with any of the covenants or perform any of their obligations set forth herein or in any other Loan Document, the Agent or any of the Banks may, but shall have no obligation to, perform any such obligations or undertake any act to cause such covenant to be complied with, including, but not limited to, discharging any Lien on any asset other than Permitted Encumbrances. Any and all sums, and all costs and expenses incurred by the Agent or any Bank, as applicable, in so performing or causing compliance, shall be payable on demand together with interest at the Default Rate from the date of any such payment by the Agent or such Bank until the date paid by the Borrowers. Any such performance by the Agent or such Bank shall not cure any Default or Event of Default.

     8.9.  OTHER REMEDIES
           --------------

           Exercise any other remedies under the Uniform Commercial Code or other applicable law, or any other Loan Document, including but not limited to proceeding to enforce its right by suit in equity, action at law or other appropriate proceeding, whether for payment or the specific performance of the covenants or agreements contained in this Agreement or any other Loan Document.

                                      IX

                                   THE AGENT
                                   ---------

           The Banks by their execution of this Agreement or any acknowledgement hereto hereafter executed by any Bank not a party hereto as of the date hereof, hereby agree among themselves (and the Borrowers by their execution hereof hereby acknowledge such agreement) as follows:

     9.1.  APPOINTMENT.
           -----------

           Each Bank by its execution of this Agreement or any subsequent separate acknowledgment hereof, hereby appoints The Chase Manhattan Bank, as the Agent hereunder and under the other Loan Documents, and agrees that The Chase Manhattan Bank is authorized to act as its agent hereunder and under the other Loan Documents to the extent provided in this Agreement and the other Loan Documents. In addition, each Bank entering into any Interest Rate Protection Agreement with the Borrowers in connection with the Credit Facilities and the other Banks acknowledges and agrees that the security interest granted to the Agent hereunder and in any other Loan Document in the Collateral secures the Obligations under such Interest Rate Protection Agreement to such Bank on a pari passu basis with the other Obligations of the Borrowers to the Banks in
---- -----
respect of the Credit Facilities. In the event the Agent after acceleration of the Credit Facilities realizes upon Collateral or otherwise receives funds or property in respect of the Obligations and at such a time there are Obligations outstanding under any such Interest Rate Protection Agreement with any Bank (a "Hedge Obligation"), the Proportionate Share of each Bank shall be adjusted accordingly to take into account such Bank's Hedge Obligation so as to assure that such Hedge Obligation is treated on a pari passu basis with
                                           ---- -----
all other Obligations of the Borrowers to the Banks in respect of the Credit Facilities. In the event the Proportionate Shares of the Banks are adjusted as a result of an outstanding Hedge Obligation to any Bank, and such Hedge Obligations does become payable to such Bank, any Bank which received amounts in excess of its Proportionate Share (calculated without taking into account such Hedge Obligation) shall repay such excess to the other Banks in their Proportionate Shares (calculated without taking into account such Hedge Obligation). The Chase Manhattan Bank agrees to act as the Agent upon the express conditions contained in this Article IX. The provisions of this Article IX are solely for the benefit of the Agent, and neither the Borrowers nor any other Person (other than the Banks) shall have any rights as a third party beneficiary of any of the provisions of this Article IX. The Agent may perform any of its duties hereunder by or through its agents or employees. For such duties the Agent alone shall be entitled to the Agency Fee.

     9.2.  NATURE OF DUTIES.
           ----------------

           (a) The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or the other Loan Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted to be taken by it as such hereunder or under any other Loan Documents or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have, by reason of this Agreement or any other Loan Documents, a fiduciary relationship in respect of any Bank; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein.

           (b) The Agent's duties under this Agreement shall include the following:
               (i) The Agent shall maintain records relating to the available amount of the Revolving Credit Facility and advise the Banks with respect to such availability.

               (ii) If the Agent obtains actual knowledge of any breach of covenant or default by the Borrowers under this Agreement or any other Loan Documents or of any fact or circumstance which, except for any grace period permitted by this Agreement or such other Loan Document, as the case may be, would result in any breach of covenant or default by the Borrowers hereunder or under any other Loan Document, the Agent shall promptly report (to the extent the officer obtaining such knowledge knows of the obligation to report same to the Banks) such breach, default or information to the Banks.

               (iii) The Agent shall be responsible for coordinating any actions among the Banks and between the Banks and the Borrowers.

               (iv) The Agent shall act if and as directed by the Required Banks subject to the terms and conditions herein.

     9.3.  LACK OF RELIANCE ON THE AGENT.
           -----------------------------

           Independently and without reliance upon the Agent, each Bank, to the extent it deems appropriate, has made and shall continue to make (a) its own independent investigation of the financial condition and affairs of the Borrowers in connection with the making and continuance of the Credit Facilities hereunder and the taking or not taking of any action in connection herewith, and (b) its own appraisal of the creditworthiness of the Borrowers, and except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of the Credit Facilities, or at any time or times thereafter. The Agent shall not be responsible to any Bank for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Loan Document, or for the financial condition of the Borrowers, nor shall the Agent be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Borrowers, or the existence or possible existence of any Event of Default.

     9.4.  CERTAIN RIGHTS OF THE AGENT.
           ---------------------------

           (a) If the Agent shall request instructions from the Banks or such number of Banks required to so instruct the Agent with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Banks or such number of Banks required to so instruct the Agent, and the Agent shall not incur liability to any Person by reason of so refraining. The Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (i) if such action would, in the opinion of the Agent, be contrary to law or the terms of this Agreement or the other Loan Documents or (ii) if it shall not first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Bank shall have the right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Loan Documents in accordance with the instructions of the Banks or such number of Banks required to so instruct the Agent.

           (b) The Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any other Loan Documents and its duties hereunder or thereunder, upon advice of counsel reasonably selected by it.

     9.5.  INDEMNIFICATION.
           ---------------

           To the extent the Agent is not reimbursed and indemnified by the Borrowers, the Banks will reimburse and indemnify the Agent, in proportion to their Proportionate Share of the Revolving Credit Facility, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, attorneys' fees and expenses, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under any other Loan Document, in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The provisions hereof shall survive the final repayment of the Obligations.

     9.6.  THE AGENT IN ITS INDIVIDUAL CAPACITY.
           ------------------------------------

           With respect to its obligation to extend credit under the Credit Facilities as a Bank under this Agreement, Chase shall have the rights and powers specified herein for a Bank and may exercise the same rights and powers as though it were not performing the duties of the Agent specified herein, may lend money to and generally engage in any kind of lending business with the Borrowers, or any Subsidiary or Affiliate of the Borrowers, as if it were not performing the duties specified herein, may accept fees and other consideration from the Borrowers for services in connection with this Agreement and otherwise without having to account for the same to the other Banks and the terms "Banks," or any similar terms shall, unless the context clearly otherwise indicates, include Chase in its individual capacity.

     9.7.  HOLDERS.
           -------

           The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note issued in exchange thereof.

     9.8.  SUCCESSOR AGENTS.
           ----------------

           (a) The Agent may resign from the performance of all its functions and duties as Agent hereunder and/or under the other Loan Documents at any time by giving thirty (30)

Business Days prior written notice to the Borrowers and the Banks. Such resignation shall take effect upon the appointment of a successor Agent as provided below.

               (b) Upon any such notice of resignation, the Required Banks shall appoint a successor Agent who shall be a Bank hereunder.

               (c) If a successor Agent shall not have been so appointed within thirty (30) Business Days of the Agent's notice of resignation, the Agent shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Required Banks appoint a successor Agent as provided above.

               (d) If no successor Agent has been appointed pursuant to clause
(b) or (c) by the thirty-fifth (35th) Business Day after the date on which such notice of resignation was given, the Agent's resignation shall become effective and the Banks shall thereafter perform all the duties of the Agent hereunder and/or under the other Loan Documents until such time, if any, as the Banks appoint a successor Agent as provided above.

                                       X

                                 MISCELLANEOUS
                                 -------------

     10.1.  NO WAIVER
            ---------

            The Borrowers agree that no delay on the part of the Agent or the Banks in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver of any such power or right, or act as a consent to any departure by the Borrowers from any of the terms or conditions hereof or thereof, or preclude any other or further exercise thereof, or the exercise of any other power or right. No waiver whatsoever shall be valid unless in writing signed by the Agent and the Banks and then only to the extent set forth therein.

     10.2.  MODIFICATION OR AMENDMENT
            -------------------------

            (a) No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document nor any consent to any departure therefrom shall be effective unless the same shall be in writing and signed by the Borrowers and the Required Banks; provided that no such agreement
                                                --------
shall (i) increase the Commitment of any Bank without the written consent of such Bank, (ii) reduce the principal amount of any Revolving Credit Advance, Term Loan or Letter of Credit Outstanding or reduce the rate of interest thereon, or reduce any fees or other amounts payable hereunder, without the written consent of each Bank affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Revolving Credit Advance, Term Loan or Letter of Credit Outstanding, or any interest thereon, or any fees or other amounts payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Bank affected thereby, (iv) change any provision that would alter the pro rata sharing of payments required hereunder, without the written consent of each Bank, (v) change any of the provisions of this Section or the definition of "Required Banks" or any other provision thereof specifying the number or percentage of Banks required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Bank, (vi) provide for discharge or release of all or a substantial portion of the Collateral without the written consent of each Bank, or (vii) waive any breach of the provisions of Section 6.4 hereof, without the written consent of each Bank; provided further
                                          -------- -------
that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent hereunder without the prior written consent of the Agent.

            (b) Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10.3.  WAIVER OF NOTICE
            ----------------

            The Borrowers waive presentment, dishonor and notice of dishonor, protest and notice of protest of all commercial paper at any time held by the Agent or any of the Banks on which the Borrowers are in any way liable.

     10.4.  ONE INSTRUMENT
            --------------

            The provisions of this Agreement shall be in addition to those of any notes or other evidence of the Obligations held by the Banks relating to this particular transaction, all of which shall be construed as one instrument.

     10.5.  LAW OF NEW YORK
            ---------------

            This Agreement and all other Loan Documents and the rights of the parties hereto and thereto shall be governed by the internal laws of the State of New York without regard to conflict of laws.

     10.6.  JURISDICTION
            ------------

            The Borrowers hereby irrevocably consent to the jurisdiction of the Courts of the State of New Jersey and/or New York or any Federal Court in such States in connection with any action or proceeding arising out of or related to this Agreement or any other Loan Document. In any such litigation, the Borrowers waive personal service of any summons, complaint or other process and agree that service may be made by certified or registered mail, at the address

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

provided herein provided that any such service shall not be deemed made unless received by the Borrowers.

     10.7.   SUCCESSORS OR ASSIGNS
             ---------------------

             This Agreement and all other Loan Documents shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, provided, however, that the Borrowers shall not have any right to assign any of their rights or obligations hereunder without the consent of the all of the Banks.

     10.8.   RIGHTS CUMULATIVE
             -----------------

             The rights and remedies herein expressed or in any other Loan Document to be vested in or conferred upon the Agent (for the ratable benefit of the Banks), and the Banks shall be cumulative and shall be in addition to and not in substitution for or in derogation of the rights and remedies conferred upon secured creditors by the Uniform Commercial Code or any other applicable law.

     10.9.   NOTIFICATION OF DISPOSITION OF COLLATERAL
             -----------------------------------------

             Any notification of a sale or other disposition of the Collateral will be sufficient if given in the manner set forth in Section 10.10 hereof not less than ten (10) days prior to the day on which such sales or other disposition will be made, and such notification shall be deemed reasonable notice.

     10.10.  ADDRESSES OF NOTICES
             --------------------

             Any written notice required or permitted to be given by this Agreement shall be given or made in writing, including telecopy, and shall be, as elected by the party giving such notice, served personally by messenger or courier service, telecopied (followed up by a mailing),

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

or mailed in the United States by prepaid, registered or certified mail, return receipt requested, to the following:

          If to the Borrowers:

          Opinion Research Corporation
          23 Orchard Road
          Skillman, New Jersey 08558
          Attn:  Kevin P. Croke and Michael Cooper
          Fax #:  (908) 281-3554 (Mr. Croke)
                  (908) 281-5105 (Mr. Cooper)

with a copy (except
for routine notices with
respect to borrowings
hereunder and the like)
to:

          Wolf, Block, Schorr and Solis-Cohen LLP
          111 South Packard Building
          Philadelphia, Pennsylvania 19102-2678
          Attn: David Gitlin, Esq.
          Fax #: (215) 977-2334

If to the Agent and Chase:

          The Chase Manhattan Bank
          East 36 Midland Avenue
          Paramus, New Jersey 07652
          Attn: Valerie Schanzer, Vice President
          Fax #: (201) 599-6755

with a copy (except
for routine notices with
respect to borrowings
hereunder and the like)
to:

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

          Riker, Danzig, Scherer, Hyland & Perretti LLP
          Headquarters Plaza
          One Speedwell Avenue
          Morristown, New Jersey  07962-1981
          Attn:  Mark S. Rattner, Esq.
          Fax #:  (973) 538-1984

If to the other Banks:

          The Bank of New York
          385 Rifle Camp Road
          West Paterson, New Jersey 07424
          Attn: Vincent P. O'Leary, Senior Vice President
          Fax #: (973) 357-7705

          First Union National Bank
          1339 Chestnut Street
          Philadelphia, Pennsylvania  19101-7618
          Attn:  Charles H. Dietrich, Senior Vice President
          Fax #:  (215) 786-5356

          Any notice given in accordance with the provisions of this Section shall be deemed effective, if hand delivered, on the date of such delivery, or on the date telecommunicated if telecopied, or if mailed, on the date upon which the return receipt is signed or delivery refused or the notice is designated by the postal authorities as not deliverable, as the case may be. Each party may give notice to each of the other parties of a change of its address for the purpose of giving notice under this Section which, thereafter until changed by like notice, shall be the address of such party for purposes of this Agreement. Any failure to provide notice to the parties' attorneys shall not affect the validity of any otherwise proper notice.

     10.11.  TITLES
             ------

             The titles and headings indicated herein and any table of contents are inserted for convenience only and shall not be considered a part of this Agreement or in any way limit the construction or interpretation of this Agreement.

     10.12.  DISCLOSURE
             ----------

             The Banks are hereby authorized to disclose any financial or other information each may have about the Borrowers to any present or future participant or prospective participant as permitted under Section 2.19 hereof, any regulatory body or agency having jurisdiction over the Banks, or to any Person which succeeds to all or any part of the Banks' interest herein.

     10.13.  TERM
             ----

             This Agreement and the rights of the Agent and the Banks hereunder and the obligations of the Borrowers hereunder, including but not limited to the grant of security interests in and Liens on the Collateral as set forth in
Article III hereof, shall remain in full force and effect until all of the Obligations of the Borrowers to the Agent and the Banks are finally and indefeasibly paid in full and any commitment to extend credit has been terminated.

     10.14.  INTEREST LIMITATION
             -------------------

             It is the intention of the Agent and the Banks and the Borrowers to conform strictly to the laws of the State of New Jersey or the laws of such other jurisdiction which may be found to apply to the subject transaction relating to the maximum rate of interest which may be lawfully contracted for or charged. Nothing contained in this Agreement or any other Loan Document shall be construed to mean that the Borrowers have contracted to pay or are obligated to pay any sum or sums to the Agent and/or the Banks in excess of those which may lawfully be charged or contracted for under applicable law of the State of New Jersey or other applicable law. If any provision of this Agreement or any of the other Loan Documents shall require payment of any sum or sums of interest in excess of the maximum permitted rate which may be lawfully contracted for or charged, then the Borrowers, the Agent, and the Banks agree that such result is as a consequence of their inadvertence and/or mistake, and the interest charge for which the Borrowers are liable under this instrument shall be recomputed for the sole and limited purpose of determining the extent of the obligations and liabilities of the Borrowers to the Agent and/or the Banks so that the interest charges for which the Borrowers are liable shall not exceed the maximum permitted rate which is determined to be applicable. Additionally, any sums of interest which are collected by the Agent and/or the Banks from the Borrowers or other source in connection with the Credit Facilities evidenced hereby which are in excess of the maximum permitted rate shall, for the sole and limited purpose of determining the extent of the obligations and liabilities of the Borrowers to the Agent, and/or the Banks, be credited against the amount of principal for which the Borrowers are liable to the Agent, and/or the Banks after giving effect to any recomputation and adjustment required pursuant to the foregoing provisions of this Section, or if such outstanding principal balance and interest are paid in full, any such excess shall be remitted by the Agent, and/or the Banks, as applicable, to the Borrowers.

     10.15.  INDEMNIFICATION
             ---------------

             The Borrowers hereby agree to and do hereby indemnify, protect, defend and save harmless the Agent and the Banks and any member, officer, director, official, agent, employee and attorney of the Agent and the Banks, and their respective heirs, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Agreement and the other Loan Documents and the transactions contemplated herein or the Collateral (unless caused entirely by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation: (i) losses, damages, expenses or liabilities sustained by the Agent, and/or any of the Banks in connection with any environmental cleanup, any Environmental Complaint or other remedy required or mandated by any Environmental Laws (other than losses, damages, expenses or liabilities caused solely by unlawful actions of any Indemnified Party); (ii) any untrue statement of a material fact contained in information submitted to the Agent and/or any of the Banks by the Borrowers or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iii) the failure of the Borrowers to perform any obligations herein required to be performed by the Borrowers; (iv) the ownership, construction, occupancy, operations, use and maintenance of any of the Borrowers' properties or any Collateral and (v) any taxes, assessments, or costs (and reasonable attorneys' fees associated therewith) incurred as a result of the collection and/or liquidation of any Collateral. The provisions of this
Section 10.15 shall survive termination of this Agreement and the other Loan Documents.

     10.16.  WAIVER OF TRIAL BY JURY
             -----------------------

             THE BORROWERS WAIVE TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

     10.17.  INTEGRATION; SEVERABILITY

     This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the transactions contemplated hereby and supersede all oral negotiations and prior writings with respect thereto. In case any one or more of the obligations of the Borrowers under this Agreement, any promissory notes issued hereunder or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrowers shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrowers under this Agreement, any promissory notes issued hereunder or any other Loan Document in any other jurisdiction.

     10.18.  COUNTERPARTS
             ------------

     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.


          BANKS:

          THE CHASE MANHATTAN BANK


          By:/s/Valerie Schanzer
             _______________________________
            Name:Valerie Schanzer
            Title: Vice President


          THE BANK OF NEW YORK


          By:/s/Frank Bridges
             _______________________________
            Name:Frank Bridges
            Title: Senior Vice President


          FIRST UNION NATIONAL BANK


          By:/s/Charles Dietrich
             _______________________________
            Name:Charles Dietrich
            Title: Vice President


          AGENT:

          THE CHASE MANHATTAN BANK


          By:/s/Valerie Schanzer
             _______________________________
            Name:Valerie Schanzer
            Title: Vice President

          BORROWERS:

          OPINION RESEARCH CORPORATION


          By:/s/Kevin P. Croke
             __________________________
            Name:Kevin P. Croke
            Title: Assistant Secretary

          ORC PROTEL, INC.


          By:/s/Kevin P. Croke
             __________________________
            Name:Kevin P. Croke
            Title: Secretary

          ORC INC.


          By:/s/Kevin P. Croke
             __________________________
            Name:Kevin P. Croke
            Title: President